As filed with the Securities and Exchange Commission on April 25, 2001

                               FILE NO. 333-01781
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         POST-EFFECTIVE AMENDMENT NO. 6
                                       TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust:
              JPF SEPARATE ACCOUNT C
B. Name of depositor:
              JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
C. Complete address of depositor's principal executive offices:
              One Granite Place
              Concord, NH 03301
D. Name and complete address of agent for service:
              Ronald R. Angarella, President
              Jefferson Pilot Securities Corporation
              One Granite Place
              Concord, NH 03301

Copies to:

Charlene Grant, Esq.                          Joan E. Boros, Esq.
Jefferson Pilot Financial Insurance Company   Jorden, Burt, Boros, Cicchetti,
                                              Berenson & Johnson LLP
One Granite Place                             1025 Thomas Jefferson Street, N.W.
Concord, NH 03301                             Suite 400 East
                                              Washington, D.C. 20007-0805

                               ------------------

It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2001 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of securities being registered:
     Units of Interest in the Separate Account under Individual Survivorship Flexible Premium Variable Life Insurance Policies.

F. Approximate date of proposed public offering:
   as soon as practicable after the effective date.

Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

Registrant is registering an indefinite number of securities, by reason of
Section 24(f) of the Investment Company Act of 1940.

G. Amount of filing Fee:


   An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 2000 on February 27, 2001.


H. Approximate date of proposed public offering:

   As soon as practicable after the effective date.

   Registrant elects to be governed by Rule 6e3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                            Prospectus: May 1, 2001



                                  Ensemble SL

                            JPF Separate Account C

          Flexible Premium Variable Survivorship Life Insurance Policy
                         On The Lives Of Two Insureds
                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
         One Granite Place Concord, New Hampshire 03301   800-258-3648
--------------------------------------------------------------------------------

This Prospectus describes the Ensemble Survivorship Life Insurance Policy ("Ensemble SL" or "the Policy"), a flexible premium variable life insurance policy on the lives of two Insureds, issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account C ("Separate Account C"), and/or the General Account, or both Accounts. The Divisions of Separate Account C support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Accumulation Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").


This Prospectus also describes the Divisions used to fund the Policy through Separate Account C. Each Division invests exclusively in one of the following
Portfolios:



JPVF Growth Portfolio
JPVF Emerging Growth Portfolio
JPVF Mid-Cap Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Mid-Cap Value Portfolio
JPVF S&P 500 Index Portfolio
JPVF Small-Cap Value Portfolio
JPVF Value Portfolio
JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio

JPVF Money Market Portfolio
American Century VP International Fund
Ayco Large Cap Growth Fund I
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Research Series
MFS Utilities Series
PIMCO Total Return Bond Portfolio
Templeton International Securities Fund:  Class 2

We will continue to allocate your premium payments to the Divisions that invest in the Oppenheimer Strategic Bond Fund/VA, the Oppenheimer Bond Fund/VA and the JPVF Global Hard Assets Portfolio if you provided us with written allocation instructions dated prior to May 1, 2001 directing us to do so.


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.



Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble SL insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.


THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT C REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------


                                                 Page
                                                -----
DEFINITIONS ...................................    3
POLICY SUMMARY ................................    4
THE SEPARATE ACCOUNT ..........................    5
CHARGES & FEES ................................    6
 Charges & Fees Assessed Against Premium           6
 Charges & Fees Assessed Against
  Accumulation Value ..........................    6
 Charges & Fees Assessed Against the
  Separate Account ............................    7
 Charges Assessed Against the Underlying
  Funds .......................................    8
 Charges Deducted Upon Surrender ..............    9
ALLOCATION OF PREMIUMS ........................   10
 The Portfolios ...............................   10
 Investment Advisers and Objectives for
  each of the Funds ...........................   10
 Mixed and Shared Funding; Conflicts of
  Interest ....................................   12
 Fund Additions, Deletions or
  Substitutions ...............................   13
 General Account ..............................   13
POLICY CHOICES ................................   14
 General ......................................   14
 Premium Payments .............................   14
 Modified Endowment ...........................   14
 Compliance with the Internal Revenue
  Code ........................................   14
 Backdating ...................................   15
 Premium Allocations ..........................   15
 Death Benefit Options ........................   15
 Transfers and Allocations to Funding
  Options .....................................   16
 Telephone Transfers, Loans and
  Reallocations ...............................   17
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ........   17
POLICY VALUES .................................   18
 Accumulation Value ...........................   18
 Unit Values ..................................   18
 Net Investment Factor ........................   19
 Surrender Value ..............................   19
POLICY RIGHTS .................................   19
 Surrenders ...................................   19
 Withdrawals ..................................   20
 Grace Period .................................   20
 Reinstatement of a Lapsed or Terminated
  Policy ......................................   20



                                                Page
                                                -----
 Coverage Beyond Younger Insured's
  Attained Age 100 ............................   20
 Right to Defer Payment .......................   21
 Policy Loans .................................   21
 Policy Changes ...............................   21
 Right of Policy Examination ..................   22
 Supplemental Benefits ........................   23
DEATH BENEFIT .................................   23
POLICY SETTLEMENT .............................   23
 Settlement Options ...........................   23
THE COMPANY ...................................   24
DIRECTORS & OFFICERS ..........................   25
ADDITIONAL INFORMATION ........................   27
 Reports to Policyowners ......................   27
 Right to Instruct Voting of Fund Shares ......   27
 Disregard of Voting Instructions .............   28
 State Regulation .............................   28
 Legal Matters ................................   28
 The Registration Statement ...................   28
 Financial Statements .........................   28
 Employment Benefit Plans .....................   28
 Distribution of the Policy ...................   28
 Independent Auditors .........................   29
 Group or Sponsored Arrangements ..............   29
TAX MATTERS ...................................   30
 General ......................................   30
 Federal Tax Status of the Company ............   30
 Life Insurance Qualification .................   30
 Charges for JP Financial Income Taxes. .......   33
MISCELLANEOUS POLICY PROVISIONS ...............   33
 The Policy ...................................   33
 Payment of Benefits ..........................   33
 Suicide and Incontestability .................   33
 Protection of Proceeds .......................   33
 Nonparticipation .............................   33
 Changes in Owner and Beneficiary;
  Assignment ..................................   33
 Misstatements ................................   34
ILLUSTRATIONS OF ACCUMULATION
 VALUES, CASH VALUES AND
 DEATH BENEFITS -- APPENDIX A .................  A-1
FINANCIAL STATEMENTS OF THE
 COMPANY ......................................  F-1
FINANCIAL STATEMENTS OF THE
 SEPARATE ACCOUNT .............................  F-19


--------------------------------------------------------------------------------
 This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.
--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insureds' ages at their nearest birthdays.

Allocation Date: The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive from you all administrative items needed to activate the Policy.

Attained Age: The respective ages of the Insureds at the last Policy
Anniversary.

Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives either Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to the Policyowner on surrender of the Policy.

Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot Financial Insurance Company.

Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Cumulative Minimum Premium: An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

Death Benefit: The amount which is payable on the Second Death, adjusted as provided in the Policy.

Death Benefit Options: Either of the two methods for determining the Death Benefit.

Division: A separate division of Separate Account C which invests only in the shares of a specified Portfolio of a Fund.

Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Home Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Insureds: The two persons on whose lives the Policy is issued.

Issue Age(s): The Age of each Insured on the Policy's Issue Date.

Issue Date: The effective date on which coverage begins under the Policy.

Load Basis Amount: A rate per $1,000 of Specified Amount to which the Acquisition Charge applies and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

Loan Value: Generally, 90% of the Policy's Cash Value on the date of a loan.

Minimum Annual Premium: The amount of premium to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

Monthly Anniversary Date: The same day in each month as the Policy Date.

Net Premium: The gross premium less a 2.5% State Premium Tax Charge and a 1.25% Federal DAC Tax Charge.

Policy: The life insurance contract described in this Prospectus.

Policy Date: The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.

Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

Portfolio: A separate investment series of one of the Funds.

Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

Second Death: Death of the Surviving Insured.

SEC: Securities and Exchange Commission.

Separate Account C: JPF Separate Account C, a separate investment account we established for the purpose of funding the Policy.

Specified Amount: The amount you choose at application, which may subsequently be decreased, and used in determining the Death Benefit.

State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.

Surrender Charge: An amount retained by us upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

Surrender Value: Cash Value less any Policy Debt.

Surviving Insured: The Insured living after one of the Insureds dies.

Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

Valuation Period: The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

Younger Insured's Attained Age 100: The Policy anniversary on which the younger insured would be Attained Age 100, regardless of whether he or she is still alive.


policy summary
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy issued on the lives of two Insureds. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender or decrease in Specified Amount.

You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insureds, any subsequent applications and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the Second Death depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age(s), underwriting class(es) and Specified Amount must be paid at issue. No premium payment may be less than $250 ($50 for electronic fund transfers). Premium reminder notices will be sent for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4% per year.


the separate account
--------------------------------------------------------------------------------

The Separate Account underlying the Policy is JPF Separate Account C. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company (mutual fund) whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Portfolios' prospectuses, which are delivered with this Prospectus.


Separate Account C was established under New Hampshire law on August 4, 1993 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under New Hampshire Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.


No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


Divisions. The Policies presently offer twenty-six Divisions but may add or delete Divisions. You may invest in Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------------------

>CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges


Before a premium is allocated to any of the Divisions of Separate Account C and the General Account, we will deduct a state premium tax charge of 2.5% (which represents an average of actual premium taxes imposed) unless otherwise required by state law (2.35% in California). We may impose the premium tax charge in states which do not themselves impose a premium tax. The state premium tax charge reimburses us for taxes we pay to states and municipalities in which the Policy is sold. The amount of tax assessed by a state or municipality may be more or less than the charge. We will also deduct a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws. We may impose the premium tax charge and Federal DAC tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. We have determined that these state and federal tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.



>CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE
Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, the charges will be deducted pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Unit Expense Charge of .05 per $1,000 of Specified Amount in Policy Years 1 through 10 (not less than $15 per month), and .02 per $1,000 of Specified Amount in Policy Years 11 and thereafter (not to exceed $50 per month or go below $15 per month), plus

iv) a monthly Acquisition Charge during the first two Policy Years equal to 2% of Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

v) the cost of optional benefits provided by rider.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by
1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%; and

iii) is the Accumulation Value at the beginning of the policy month.

The current Cost of Insurance Rate is variable and is based on both Insureds' issue ages, sex (where permitted by law), Policy Year, rating class of the Insureds and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of

Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.


Unit Expense Charge. The Monthly Deduction amount also includes a current administrative expense charge of $0.05 per month per $1,000 of Specified Amount for Policy Years 1 through 10 (not less than $15 per month) and $0.02 a month per $1,000 of Specified Amount for Policy Years 11 and thereafter (not less than $15 per month nor more than $50 per month). These charges are for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports.


Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year. To the extent sales expenses in any policy year are not recovered by this Acquisition Charge and the Surrender Charge, the sales expenses may be recovered from other sources which may include profits from the Mortality Risk and Expense Risk Charges.


Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


>CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 (1.25% guaranteed) and .60% in Policy Years 11 and thereafter (.85% guaranteed) of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers or Withdrawal

We will impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). An Administrative Fee of $50 will also be charged for withdrawals.

>CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

Portfolio Company Annual Expenses
(as a percentage of average net assets)



                                                                                                      Total Portfolio
                                                                 Management            Other              Annual
                                                                    Fees              Expenses           Expenses
                                                               (After Expense      (After Expense     (After Expense
                                                              Reimbursements)     Reimbursements)     Reimbursements)
                                                             -----------------   -----------------   ----------------
JPVF Growth Portfolio ....................................          0.75%               0.09%              0.84%
JPVF Emerging Growth Portfolio ...........................          0.80%               0.08%              0.88%
JPVF Mid-Cap Growth Portfolio ............................          0.90%               0.14%(1)           1.04%
JPVF Capital Growth Portfolio ............................          0.97%               0.05%              1.02%
JPVF Global Hard Assets(3) ...............................          0.75%               0.35%              1.10%
JPVF Small Company Portfolio .............................          0.75%               0.08%              0.83%
JPVF Mid-Cap Value Portfolio .............................          1.05%               0.14%(1)           1.19%
JPVF S&P 500 Index Portfolio .............................          0.24%               0.04%              0.28%(2)
JPVF Small-Cap Value Portfolio ...........................          1.30%               0.14%(1)           1.44%
JPVF Value Portfolio .....................................          0.75%               0.06%              0.81%
JPVF International Equity Portfolio ......................          1.00%               0.15%              1.15%
JPVF World Growth Stock Portfolio ........................          0.75%               0.10%              0.85%
JPVF Balanced Portfolio ..................................          0.75%               0.09%              0.84%
JPVF High Yield Bond Portfolio ...........................          0.75%               0.42%              1.17%
JPVF Money Market Portfolio ..............................          0.50%               0.07%              0.57%
American Century VP International Fund ...................          1.23%               0.00%              1.23%
Ayco Large Cap Growth Fund I .............................          0.80%               0.20%              1.00%
MFS Research Series ......................................          0.75%               0.10%              0.85%
MFS Utilities Series .....................................          0.75%               0.15%              0.90%
Oppenheimer Bond Fund/VA(3) ..............................          0.72%               0.04%              0.76%
Oppenheimer Strategic Bond Fund/VA(3) ....................          0.74%               0.05%              0.79%
PIMCO Total Return Bond Portfolio ........................          0.40%               0.25%              0.65%
VIP Equity-Income Portfolio ..............................          0.48%               0.08%              0.56%(4)
VIP Growth Portfolio .....................................          0.57%               0.08%              0.65%(4)
VIP II Contrafund[RegTM] Portfolio .......................          0.57%               0.09%              0.66%(4)
Templeton International Securities Fund: Class 2 .........          0.67%               0.45%              1.12%(5)



(1) "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2001.
(2) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.33%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
(3) This Portfolio is only available if your Policy was placed prior to May 1, 2001, and you gave us written instructions to allocate premium payments or transfer Accumulation Value pursuant to our dollar cost averaging or automatic rebalancing programs to the Portfolio.
(4) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.55% for the VIP Equity-Income Portfolio, 0.64% for the VIP Growth Portfolio and 0.63% for the VIP II Contrafund[RegTM] Porfolio.
(5) Class 2 of the Templeton International Securities Fund has a distribution plan or "Rule 12b-1 Plan," described in the Fund's prospectus, under which it pays the Distributor 0.25% per year of average net assets invested in the fund's Class 2 shares, which is included in "Other Expenses" herein.


Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy (MFS--0.15%, Oppenheimer--0.10% for the Bond Fund and 0.15% for the Strategic Bond Fund; all reimbursements are expressed as a percentage of average daily net assets under management). These reimbursements are paid by the advisers and are not charged to the Portfolios.

For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)-258-3648 x7719.

>CHARGES DEDUCTED UPON SURRENDER


If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.


When we issue your Policy, we determine the initial Surrender Charge. To determine the initial Surrender Charge, we multiply the initial Specified Amount of your Policy by a rate per thousand dollars of Specified Amount. The applicable rate depends on the sex, Issue Ages, and rating class of the Insureds. For the following examples of Insureds, the applicable rates per 1000 are:

Male Standard Non-Smoker Age 35, Female Standard Non-Smoker Age 30         $2.72
Male Standard Non-Smoker Age 45, Female Standard Non-Smoker Age 40         $4.87
Male Standard Non-Smoker Age 55, Female Standard Non-Smoker Age 50         $9.36
Male Standard Smoker Age 55, Female Standard Non-Smoker Age 50            $10.60
Male Non-Smoker Age 55 Rated Table H, Female Standard Non-Smoker Age 50   $11.29
Male Standard Non-Smoker Age 65, Female Standard Non-Smoker Age 60        $17.80
Male Standard Non-Smoker Age 75, Female Standard Non-Smoker Age 70        $33.19

Accordingly, if the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50, and the Policy's Specified Amount was $500,000, the initial Surrender Charge would be $4,680 (9.36 x 500).

The maximum rate per 1000 of Specified Amount, considering all possible combinations of sex, Issue Ages, and rating class of the Insureds, is $43.32.

The Surrender Charge in any given Policy Year will equal a percentage of the initial Surrender Charge as follows:



                           Surrender Charge as
 Policy Year     Percentage of Initial Surrender Charge*
-------------   ----------------------------------------
     0-5                           100%
      6                             80%
      7                             60%
      8                             40%
      9                             20%
     10+                             0%

------------------------------
* May be lower at some ages


We will not assess a Surrender Charge after the ninth Policy Year. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

Surrender Charges on Surrenders and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is the amount of the Withdrawal divided by the Cash Value. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge of $50 will be deducted from the amount of each Withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a pro rata Surrender Charge on Decreases in Specified Amount. The pro rata portion will equal the amount of the Specified Amount reduction divided by the Specified Amount before the reduction.

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

allocation of premiums
--------------------------------------------------------------------

You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


>THE PORTFOLIOS

The Separate Account is currently divided into 26 Divisions which invest in the Portfolios of the following open-end investment management companies:

Jefferson Pilot Variable Fund, Inc. ("JPVF")
American Century Variable Portfolios, Inc.
Ayco Series Trust
Fidelity[RegTM] Variable Insurance Products Fund ("VIP")
Fidelity[RegTM] Variable Insurance Products Fund II ("VIP II")
MFS[RegTM] Variable Insurance Trust
Oppenheimer Variable Account Funds
PIMCO Variable Insurance Trust
Franklin Templeton Variable Insurance Products Trust

Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Three of the Portfolios are only available if you purchased your Policy prior to May 1, 2001. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. you should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.


>INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Fidelity Management and Research Company "FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. OppenheimerFunds, Inc. is the investment adviser to the Oppenheimer Variable Account Funds. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.




-------------------------------------------------------------------------------------------------------------------------
                                   EQUITY PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                                MANAGER
-------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio              Capital growth by investing primarily in equity          Strong Capital
                                   securities that the Sub-Investment Manager               Management, Inc.
                                   believes have above-average growth prospects.
-------------------------------------------------------------------------------------------------------------------------
JPVF Emerging Growth Portfolio     Long-term growth of capital. Dividend and                MFS
                                   interest income from portfolio securities, if any, is
                                   incidental to the Portfolio's investment objective
                                   of long-term growth.
-------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio      Seeks capital appreciation.                              Turner Investment
                                                                                            Partners, Inc.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                              MANAGER
-------------------------------------------------------------------------------------------------------------------------
JPVF Capital Growth Portfolio          Seeks capital growth. Realization of income is         Janus Capital
                                       not a significant investment consideration and         Corporation
                                       any income realized will be incidental.
-------------------------------------------------------------------------------------------------------------------------
JPVF Global Hard Assets                Seeks long-term capital appreciation.                  Van Eck Associates
Portfolio(2)                                                                                  Corporation
-------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio           Seeks growth of capital. The Portfolio pursues its     Lord, Abbett &
                                       objective by investing primarily in a diversified      Company
                                       portfolio of equity securities issued by small
                                       companies.
-------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Value Portfolio           Seeks capital appreciation.                            Wellington Management
                                                                                              Company
-------------------------------------------------------------------------------------------------------------------------
JPVF S&P 500 Index Portfolio(1)        Seeks investment results that correspond               Barclays Global Fund
                                       to the total return of common stocks publicly          Advisors
                                       traded in the United States, as represented by
                                       the S&P 500.
-------------------------------------------------------------------------------------------------------------------------
JPVF Small-Cap Value Portfolio         Seeks long-term capital appreciation by                Dalton, Greiner,
                                       investing primarily in securities of small-cap         Hartman, Maher & Co.
                                       companies.
-------------------------------------------------------------------------------------------------------------------------
JPVF Value Portfolio                   Long-term growth of capital by investing               Credit Suisse
                                       primarily in a wide range of equity issues             Management, LLC
                                       that may offer capital appreciation and,
                                       secondarily, seeks a reasonable level of
                                       current income.
-------------------------------------------------------------------------------------------------------------------------
JPVF International Equity              Long-term growth of capital through investments        Lombard Odier
Portfolio                              in securities whose primary trading markets are        International Portfolio
                                       outside the United States.                             Management Limited
-------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock                Long-term growth through a policy of investing         Templeton Investment
Portfolio                              primarily in stocks of companies organized in          Counsel, LLC
                                       the U.S. or in any foreign nation. A portion of
                                       the Portfolio may also be invested in debt
                                       obligations of companies and governments of
                                       any nation. Any income realized will be
                                       incidental.
-------------------------------------------------------------------------------------------------------------------------
American Century VP                    Seeks capital growth.                                  American Century
International Fund
-------------------------------------------------------------------------------------------------------------------------
Ayco Large Cap Growth Fund I           Seeks long-term growth of capital.                     Ayco
-------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                   Seeks to achieve capital appreciation.                 FMR
-------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio            Seeks reasonable income by investing primarily         FMR
                                       in income-producing equity securities. In
                                       choosing these securities the Portfolio will also
                                       consider the potential for capital appreciation.
                                       The Portfolio's goal is to achieve a yield which
                                       exceeds the composite yield on the securities
                                       comprising the Standard & Poor's Composite
                                       Index of 500 Stocks (S&P 500).
-------------------------------------------------------------------------------------------------------------------------
VIP II Contrafund[RegTM] Portfolio     Seeks long-term capital appreciation.                  FMR
-------------------------------------------------------------------------------------------------------------------------
MFS Research                           Seeks to provide long-term growth of capital and       MFS
                                       future income.
-------------------------------------------------------------------------------------------------------------------------
MFS Utilities                          Seeks capital growth and current income (income        MFS
                                       above that available from a portfolio invested
                                       entirely in equity securities).
-------------------------------------------------------------------------------------------------------------------------
Templeton International                Seeks long-term capital growth.                        Templeton Investment
Securities Fund: Class 2                                                                      Counsel, Inc.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                            EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME              OBJECTIVE                                           MANAGER
-------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio     Reasonable current income and long-term capital     Janus Capital
                            growth, consistent with conservation of capital,    Corporation
                            by investing primarily in common stocks and
                            fixed income securities.
-------------------------------------------------------------------------------------------------------------------------



(1) "Standard & Poor's[RegTM]", "S&P[RegTM]", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
(2) This Portfolio is only available if we placed your Policy and you gave us written instructions prior to May 1, 2001 to allocate premium payments to the Portfolio or transfer Accumulation Value pursuant to dollar cost averaging or automatic rebalancing programs.



-------------------------------------------------------------------------------------------------------------------------
                                   FIXED INCOME PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                            Manager
-------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio     High level of current income by investing            MFS
                                   primarily in corporate obligations with emphasis
                                   on higher yielding, higher risk, lower-rated or
                                   unrated securities.
-------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio        Seeks to achieve as high a level of current          MFS
                                   income as is consistent with preservation of
                                   capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA (1)       Seeks a high level of current income. As a           OppenheimerFunds Inc.
                                   secondary objective, seeks capital growth when
                                   consistent with its primary objective.
-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic              Seeks a high level of current income principally     OppenheimerFunds Inc.
Bond Fund/VA (1)                   derived from interest on debt securities and to
                                   enhance such income by writing covered call
                                   options on debt securities.
-------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Bond            Seeks maximum total return, consistent with          PIMCO
Portfolio                          preservation of capital and prudent investment
                                   management.
-------------------------------------------------------------------------------------------------------------------------



(1) This Portfolio is only available if we placed your Policy and you gave us written instructions prior to May 1, 2001 to allocate premium payments or transfer Accumulation Value pursuant to dollar cost averaging or automatic rebalancing programs.


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.


>MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/
Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


>FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d) to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 10 above; and

(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

>GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

policy choices
--------------------------------------------------------------------

>GENERAL

The Policy is designed to provide the Insureds with lifetime insurance protection and to provide the Policyowner with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on two Insureds with a Death Benefit payable only on Second Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insureds under the Policy must generally be under age 85, although one Insured may be over age 85. For ages 15 and over, each Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.

The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.


>PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. No payment may be less than $250 ($50 for electronic fund transfers). The Policy has a minimum premium period of 5 years. If you pay the Minimum Annual Premium, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum initial premium will equal the Minimum Annual Premium, divided by 4. In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insureds' ages, sex and risk classes. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")


>MODIFIED ENDOWMENT

The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep your policy in compliance.


>COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund of the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the policy to fail to qualify as life insurance under the Code.


>BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning an Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, you must pay the premium for the period between the Issue Date and the date the application is received at the Home Office. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.



>PREMIUM ALLOCATIONS

We will allocate premium payments, net of the premium tax charge and Federal DAC tax, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Home Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


>DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable upon the Second Death depends upon which Death Benefit Option you choose.

Under Option 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit will be the greater of the current Specified Amount plus the Accumulation Value on the Second Death or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

Corridor Percentages (Attained as of the Younger Insured at the Beginning of
                              the Contract Year)

  Age       %      Age       %      Age       %       Age       %
------   ------   -----   ------   -----   ------   -------   -----
0-40     250%      50     185%      60     130%       70      115%
  41      243      51      178      61      128       71       113
  42      236      52      171      62      126       72       111
  43      229      53      164      63      124       73       109
  44      222      54      157      64      122       74       107
  45      215      55      150      65      120     75-90      105
  46      209      56      146      66      119       91       104
  47      203      57      142      67      118       92       103
  48      197      58      138      68      117       93       102
  49      191      59      134      69      116      94+       101

Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

The Death Benefit will be set at 101% of the cash value on the Policy Anniversary Date nearest the Younger Insured's Attained Age 100.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2.


>TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. Funds may be transferred between the Portfolios or from the Portfolios to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (b) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General

Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.


>TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

We may also permit loans to be made by telephone, provided that your authorization form is one file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


>AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


We will continue to make automated transfers under the Dollar Cost Averaging or Portfolio Rebalancing programs to the Divisions that invest in the JPVF Global Hard Assets Portfolio, the Oppenheimer Bond Fund/VA and the Oppenheimer Strategic Bond Fund/VA if you provided us with written instructions to do so and your Policy was placed prior to May 1, 2001.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.


policy values
--------------------------------------------------------------------------------

>ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus

(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value Adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value Adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

(i) is .0003333 in Policy Years 2 through 10 and .00025 in Policy Years 11 and thereafter;

(ii) is the amount allocated to the Divisions at the beginning of the Policy
Year;

(iii) is the Type B loan balance at the beginning of the Policy Year; and

(iv) is the Guideline Single Premium at issue under Section 7702 of the Code.

See "Policy Loans" for a description of Type B loans.


>UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.


>NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1) is the sum of:

    (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

>SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Loan Value plus any accrued interest. (See Charges Deducted Upon Surrender)


policy rights
--------------------------------------------------------------------------------

>SURRENDERS


By Written Request, you may surrender or exchange the Policy under Section 1035 of the Internal Revenue Code for its Surrender Value at any time while one or both Insureds is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions of the Separate Account. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)

>WITHDRAWALS

By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A $50 Charge will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the $50 charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

> The Policy's Cash Value will be reduced by the amount of the withdrawal;

> The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

> Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below the $100,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-per-dollar reduction in the life insurance proceeds payable under the Policy.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

>GRACE PERIOD

If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction and you have not met Cumulative Minimum Premium requirements during the minimum premium period, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. Your Policy will go into "lapse pending status".

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

>REINSTATEMENT OF A LAPSED OR TERMINATED POLICY
If the Policy terminates as provided in its Grace Period benefit, it may be reinstated. To reinstate the Policy, the following conditions must be met:

> The Policy has not been fully surrendered.

> You must apply for reinstatement within 5 years after the date of termination and before the Younger Insured's Attained Age 100.

> We must receive evidence of insurability satisfactory to us.

> We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

> If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

> Supplemental Benefits will be reinstated only with our consent. (See Grace
  Period and Premium Payments)


>COVERAGE BEYOND YOUNGER INSURED'S ATTAINED AGE 100

At the younger Insured's Attained Age 100, we will make several changes to your Policy as follows:

> the Death Benefit Option in effect may not be changed;

> no further premiums will be accepted;

> no further Monthly Deductions will be taken;

> the Monthly Accumulation Value Adjustment will no longer apply;

> the interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

> Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.



>RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.


>POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 6%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during either Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: We will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.

>POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.
Decrease in Specified Amount

You may decrease the Specified Amount of this Policy after the 1st Policy Year by sending a written request and the Policy to our home office. However:

> Any decrease must be at least $25,000

> Any decrease will affect your cost of insurance charge

> Any decrease may affect the monthly Accumulation Value Adjustment but will not affect the amount available for a Type A loan

> Any decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

> A pro rata Surrender Charge will be assessed

> Any decrease may result in federal tax implications (See "Federal Tax
  Matters")

> No decrease may decrease the Specified Amount below $100,000.

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

> The change will take effect on the Monthly Deduction Day on or next following the date on which your Written Request is received.

> There will be no change in the Surrender Charge.

> Evidence of insurability may be required.

> Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

> If the change decreases the Specified Amount below the minimum of $100,000, we will increase the Specified Amount to $100,000.

> Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination)


>RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


>SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

> Guaranteed Death Benefit Rider--guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

> Automatic Increase Rider--allows for scheduled annual increases in Specified
  Amount, subject to the terms of the rider.

> Policy Split Option Rider--allows you to exchange the Policy for two individual policies one on each Insured named in the Policy, subject to the terms of the rider.

> Estate Protection Rider--provides for an increase in Specified Amount in
  Policy Years 1 through 4, subject to the terms of the rider.

> Specifed Insured Term Rider--provides term insurance on one of Insureds, subject to terms of the rider.

These riders may not be available in all states.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.


death benefit
--------------------------------------------------------------------------------

The Death Benefit under the Policy will be paid

in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Second Death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")


policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Surviving Insured or upon Surrender or upon maturity.

A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

>SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.


Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.


the company
--------------------------------------------------------------------------------


Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In 1991 Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. On June 12, 2000, the Company redomesticated from the State of New Hampshire to the State of Nebraska and is now a Nebraska life insurance company. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

We are licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam, the Commonwealth of the Northern Mariana Islands and in the District of Columbia.

At December 31, 2000 the Company and its subsidiaries had total assets of approximately $16.1 billion and had over $171.1 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $27.3 billion.


The Company writes individual life insurance and annuities. It is subject to New Hampshire law governing insurance.


The Company is currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account C, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet our contractual obligations to our policyowners.

directors and officers
--------------------------------------------------------------------------------

                           MANAGEMENT OF JP FINANCIAL

               Executive Officers and Directors of JP Financial

                                   Directors



                               Principal Occupation and
Name                           Business Address
------------------------------ ------------------------------------------------------------
Robert D. Bates .............. Executive Vice President
                               8801 Indian Hills Drive
                               Omaha, Nebraska 68114
Dennis R. Glass .............. Executive Vice President
                               (also serves as Executive Vice President, Chief Financial
                               Officer of Jefferson-Pilot Corporation and Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Kenneth C. Mlekush ........... President
                               (also serves as Executive Vice President of Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Hoyt J. Phillips ............. Senior Vice President (also serves as Senior Vice President of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
David A. Stonecipher ......... Chairman and Chief Executive Officer
                               (also serves as President and Chief Executive Officer of
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401



                   Executive Officers (Other Than Directors)



Name                            Position
------------------------------- ----------------------------------------------
Charles C. Cornelio ........... Executive Vice President
Leslie L. Durland ............. Executive Vice President
John D. Hopkins ............... Executive Vice President, General Counsel
John C. Ingram ................ Executive Vice President
Mark E. Konen ................. Executive Vice President
Reggie D. Adamson ............. Senior Vice President
Ronald R. Angarella ........... Senior Vice President
Wayne M. Benseler ............. Senior Vice President
Sandra K. Callahan ............ Senior Vice President
Leonard A. Cavallaro .......... Senior Vice President
Phillip Elam II ............... Senior Vice President
Donald M. Kane ................ Senior Vice President
Paul D. Ochsner ............... Senior Vice President
Bruce G. Parker, Jr. .......... Senior Vice President
Hal B. Phillips, Jr. .......... Senior Vice President
Richard T. Stange ............. Senior Vice President, Deputy General Counsel
James R. Abernathy ............ Vice President
Peter Baldini ................. Vice President
Rick L. Bender ................ Vice President
David K. Booth ................ Vice President

Name                                 Position
------------------------------------ -----------------------------
Jennifer K. Bowen .................. Vice President
H. Lusby Brown ..................... Vice President
Margaret O. Cain ................... Vice President
James R. Castle .................... Vice President
Michael A. Cataldo ................. Vice President
Thomas R. Charest .................. Vice President
Wendolyn J. Chase .................. Vice President
Dean F. Chatlain ................... Vice President
John A. Cindia ..................... Vice President
Rebecca M. Clark ................... Vice President
Jeffrey D. Coutts .................. Vice President
Daniel T. Cowperthwaite ............ Vice President
Patricia B. Creedon ................ Vice President
Bradford Crockett .................. Vice President
Robert Culver ...................... Vice President
Charles D. Cunningham, Jr. ......... Vice President
Gary E. Dace ....................... Vice President
Nicholas E. Dayan .................. Vice President
Richard C. Dielensnyder ............ Vice President
Kenneth S. Dwyer ................... Vice President
Henry C. Edmiston, Jr. ............. Vice President
Peter N. Ellinwood ................. Vice President
Ronald H. Emery .................... Vice President
Randal J. Freitag .................. Vice President
Mark P. Gilbert .................... Vice President
William W. Hanby ................... Vice President
Carol. R. Hardiman ................. Vice President
Thomas Heffron ..................... Vice President
James A. Hoffman, II ............... Vice President
C. Lindsay Ingram .................. Vice President
Chris J. Jakubson .................. Vice President
Maureen A. Kimball ................. Vice President
John L. Knowles, Jr. ............... Vice President
Patrick A. Lang .................... Vice President
Shari J. Lease ..................... Vice President
Edwin J. Lewandowski ............... Vice President
Valerie W. Loftin .................. Vice President
H. Scott Lane ...................... Vice President
Kurt Lustinger ..................... Vice President
Paul E. Mason ...................... Vice President
James. E. MacDonald, Jr. ........... Vice President
Steven R. McManis .................. Vice President
Marvin L. Maynard .................. Vice President
Donna L. Metcalf ................... Vice President
Fred O. Meuschke ................... Vice President
W. Hardee Mills, Jr. ............... Vice President
Thomas E. Murphy, Jr. M.D. ......... Vice President
Robert A. Peters ................... Vice President
Robert A. Reed ..................... Vice President, Secretary
Ronald W. Reed ..................... Vice President
Robert C. Risk ..................... Vice President
Daniel W. Rood ..................... Vice President
James M. Sandelli .................. Vice President
Susan C. Schoenfeld ................ Vice President
Julianne H. Sherrets ............... Vice President
Russell C. Simpson ................. Vice President and Treasurer

Name                                   Position
------------------------------------   ---------------
Francis A. Sutherland, Jr. .........   Vice President
Cynthia K. Swank ...................   Vice President
John A. Thomas .....................   Vice President
John S. Valickus ...................   Vice President
John C. Wayland ....................   Vice President
John A. Weston .....................   Vice President
Robert H. Whalen ...................   Vice President
Stephen Zahumensky .................   Vice President


The officers and employees of JP Financial who have access to the assets of Separate Account C are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.


additional information
--------------------------------------------------------------------------------

>REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;


2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.


We will promptly mail confirmation notices at the time of the following transactions:

 1. policy issue;


 2. receipt of premium payments;

 3. initial allocation among Divisions on the Allocation Date;

 4. transfers among Divisions;

 5. change of premium allocation;

 6. change between Death Benefit Option 1 and Option 2;

 7. decreases in Specified Amount;

 8. withdrawals, surrenders or loans;

 9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.


>RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.

>DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund.

We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.



>STATE REGULATION

Jefferson Pilot Financial Insurance Company is governed under the laws of the state of Nebraska. An annual statement is filed with the Nebraska Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account C and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

We will offer the Policy for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.


>LEGAL MATTERS

We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.


>THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.


>FINANCIAL STATEMENTS

Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


>EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

>DISTRIBUTION OF THE POLICY

Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.


>INDEPENDENT AUDITORS

The financial statements of the JPF Separate Account C of Jefferson Pilot Financial Insurance Company as of December 31, 2000, and for the periods indicated therein, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


Group or Sponsored Arrangements

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.


The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

tax matters
--------------------------------------------------------------------

>GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.


>FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.


>LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. Moreover, the Code does not directly address how it applies to survivorship policies. In the absence of final regulations or other guidance under the Code regarding this form of Contract, there is necessarily some uncertainty as to whether a survivorship policy will meet the code's definition of life insurance contract. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59-1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policies meet this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary. If the Policyowner is the last surviving Insured, the Death Benefit proceeds will generally be includible in the Policyowner's estate on his or her death for purposes of the federal estate tax. If the Policyowner dies and was not the last surviving Insured, the fair market value of the Policy may be included in the Policyowner's estate. In general, Death Benefit proceeds are not included in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account C to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.


>CHARGES FOR JP FINANCIAL INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.


miscellaneous policy provisions
--------------------------------------------------------------------------------

>THE POLICY

The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.


>PAYMENT OF BENEFITS

All benefits are payable at our Home Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.


>SUICIDE AND INCONTESTABILITY

Suicide Exclusion--In most states, if one or both Insureds die by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

Incontestability--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of each Insured for two years from the date of issue or reinstatement.


>PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.


>NONPARTICIPATION

The Policy is not entitled to share in our divisible. No dividends are payable.


>CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.


>MISSTATEMENTS

If the age or sex of either Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

appendix a
--------------------------------------------------------------------------------

>ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS


Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to Insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a Survivorship Policy issued to a male, age 55, under a standard rate non-smoker underwriting risk classification and a female, age 50, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.


The amount of the Accumulation Value exceeds the Cash Value during the first nine policy years due to the Surrender Charge. For policy years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly accumulation value adjustment. The current cost of insurance rates, which may be modified at any time, are based on the sex, issue ages, policy year, and rating class of the Insured(s). The Accumulation values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table Male and Female. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash values reflect the fact that the net investment return of the Divisions of Separate Account C is lower than the gross rates of return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Divisions of Separate Account C.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .76% of the aggregate average daily net assets of the Portfolios plus an assumed charge of .13% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2000. The .76% investment advisory fee is an average of the individual investment advisory fees of the twenty-six Portfolios. The .13% expense figure is an average of the net assets for the Jefferson Pilot Variable Fund Portfolios, the Templeton International Securities Fund, the American Century VP International Fund, the Ayco Large Cap Growth Fund I, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios, MFS Portfolios, and the PIMCO Total Return Bond Portfolio. Expenses for the Templeton, Fidelity, MFS, Oppenheimer, American Century, Ayco and PIMCO Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division of Separate Account C for the Mortality and Expense Risk Charge, which is equivalent to a charge at a current annual rate of 1.00% of the average net assets of the Divisions of Separate Account C in Policy Years 1 through 10 and .60% in Policy Years 11 and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate current net annual rates of -1.89%, 4.11%, and 10.11%, respectively, and approximate guaranteed net annual rates of -2.14%, 3.86% and 9.86%, respectively.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I     ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55       RATE OF RETURN(1): (Current) 12% (10.11% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed) 12%  (9.86% net)
$1,000,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(2):           $10,000


           PREMIUMS                ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------------- ---------------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION      CASH           DEATH       ACCUMULATION       CASH           DEATH
 YEAR      PER YEAR        VALUE(3)      VALUE(3)      BENEFIT(3)       VALUE(3)       VALUE(3)      BENEFIT(3)
------ ---------------- -------------- ------------ ---------------- -------------- -------------- --------------
   1          10,500           7,418             0       1,000,000          7,397              0     1,000,000
   2          21,525          16,646         7,286       1,000,000         16,584          7,224     1,000,000
   3          33,101          27,844        18,484       1,000,000         27,711         18,351     1,000,000
   4          45,256          39,999        30,639       1,000,000         39,761         30,401     1,000,000
   5          58,019          53,179        43,819       1,000,000         52,795         43,435     1,000,000
   6          71,420          67,455        59,965       1,000,000         66,878         59,388     1,000,000
   7          85,491          82,905        77,285       1,000,000         82,080         76,460     1,000,000
   8         100,266          99,779        96,039       1,000,000         98,476         94,736     1,000,000
   9         115,779         118,391       116,521       1,000,000        116,149        114,279     1,000,000
  10         132,068         138,903       138,903       1,000,000        135,184        135,184     1,000,000
  11         149,171         162,810       162,810       1,000,000        156,624        156,624     1,000,000
  12         167,130         189,289       189,289       1,000,000        179,790        179,790     1,000,000
  13         185,986         218,598       218,598       1,000,000        204,799        204,799     1,000,000
  14         205,786         251,113       251,113       1,000,000        231,820        231,820     1,000,000
  15         226,575         287,182       287,182       1,000,000        261,029        261,029     1,000,000
  16         248,404         327,182       327,182       1,000,000        292,605        292,605     1,000,000
  17         271,324         371,534       371,534       1,000,000        326,760        326,760     1,000,000
  18         295,390         420,720       420,720       1,000,000        363,756        363,756     1,000,000
  19         320,660         475,276       475,276       1,000,000        403,920        403,920     1,000,000
  20         347,193         535,802       535,802       1,000,000        447,634        447,634     1,000,000
  25         501,135         956,082       956,082    1,023,008 (4)       739,904        739,904     1,000,000
  30         697,608       1,668,540     1,668,540    1,751,967 (4)     1,252,997      1,252,997   1,315,647 (4)
  35         948,363       2,856,626     2,856,626    2,999,458 (4)     2,087,577       2,087.577  2,191,956 (4)
  40       1,268,398       4,818,311     4,818,311    5,059,226 (4)     3,388,005      3,388,005   3,557,406 (4)
  45       1,676,852       8,098,417     8,098,417    8,179,401 (4)     5,489,589      5,489,589   5,544,485 (4)
  50       2,198,154      13,664,434    13,664,434   13,801,079 (4)     8,959,023      8,959,023   9,048,613 (4)

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.71% on the current basis and 10.26% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I     ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55       RATE OF RETURN(1): (Current)   6% (4.11% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)   6% (3.86% net)
$1,000,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(2):           $10,000


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          10,500          6,936           0    1,000,000         6,916           0    1,000,000
   2          21,525         15,186       5,826    1,000,000        15,126       5,766    1,000,000
   3          33,101         24,779      15,419    1,000,000        24,657      15,297    1,000,000
   4          45,256         34,597      25,237    1,000,000        34,385      25,025    1,000,000
   5          58,019         44,616      35,256    1,000,000        44,288      34,928    1,000,000
   6          71,420         54,814      47,324    1,000,000        54,339      46,849    1,000,000
   7          85,491         65,160      59,540    1,000,000        64,507      58,887    1,000,000
   8         100,266         75,786      72,046    1,000,000        74,758      71,018    1,000,000
   9         115,779         86,871      85,001    1,000,000        85,053      83,183    1,000,000
  10         132,068         98,418      98,418    1,000,000        95,344      95,344    1,000,000
  11         149,171        111,490     111,490    1,000,000       106,355     106,355    1,000,000
  12         167,130        125,171     125,171    1,000,000       117,505     117,305    1,000,000
  13         185,986        139,465     139,465    1,000,000       128,105     128,105    1,000,000
  14         205,786        154,376     154,376    1,000,000       138,635     138,635    1,000,000
  15         226,575        169,917     169,917    1,000,000       148,762     148,762    1,000,000
  16         248,404        186,085     186,085    1,000,000       158,337     158,337    1,000,000
  17         271,324        202,877     202,877    1,000,000       167,192     167,192    1,000,000
  18         295,390        220,336     220,336    1,000,000       175,145     175,145    1,000,000
  19         320,660        238,472     238,472    1,000,000       182,003     182,003    1,000,000
  20         347,193        257,266     257,266    1,000,000       187,523     187,523    1,000,000
  25         501,135        360,249     360,249    1,000,000       181,548     181,548    1,000,000
  30         697,608        471,116     471,116    1,000,000        49,848      49,848    1,000,000
  35         948,363        579,428     579,428    1,000,000             0           0            0
  40       1,268,398        680,340     680,340    1,000,000             0           0            0
  45       1,676,852        788,889     788,889    1,000,000             0           0            0
  50       2,198,154        967,314     967,314    1,000,000             0           0            0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.71% on the current basis and 4.26% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I     ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55       RATE OF RETURN(1): (Current)  0% (-1.89% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)  0% (-2.14% net)
$1,000,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(2):           $10,000


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1         10,500           6,456           0    1,000,000        6,436            0    1,000,000
   2         21,525          13,786       4,426    1,000,000       13,729        4,369    1,000,000
   3         33,101          21,951      12,591    1,000,000       21,838       12,478    1,000,000
   4         45,256          29,794      20,434    1,000,000       29,606       20,246    1,000,000
   5         58,019          37,292      27,932    1,000,000       37,011       27,651    1,000,000
   6         71,420          44,418      36,928    1,000,000       44,028       36,538    1,000,000
   7         85,491          51,140      45,520    1,000,000       50,625       45,005    1,000,000
   8        100,266          57,588      53,848    1,000,000       56,771       53,031    1,000,000
   9        115,779          63,928      62,058    1,000,000       62,431       60,561    1,000,000
  10        132,068          70,148      70,148    1,000,000       67,560       67,560    1,000,000
  11        149,171          77,111      77,111    1,000,000       72,764       72,764    1,000,000
  12        167,130          83,967      83,967    1,000,000       77,324       77,324    1,000,000
  13        185,986          90,692      90,692    1,000,000       81,151       81,151    1,000,000
  14        205,786          97,259      97,259    1,000,000       84,130       84,130    1,000,000
  15        226,575         103,651     103,651    1,000,000       86,133       86,133    1,000,000
  16        248,404         109,831     109,831    1,000,000       87,014       87,014    1,000,000
  17        271,324         115,764     115,764    1,000,000       86,616       86,616    1,000,000
  18        295,390         121,414     121,414    1,000,000       84,767       84,767    1,000,000
  19        320,660         126,736     126,736    1,000,000       81,283       81,283    1,000,000
  20        347,193         131,667     131,667    1,000,000       75,937       75,937    1,000,000
  25        501,135         147,463     147,463    1,000,000        8,027        8,027    1,000,000
  30        697,608         131,580     131,580    1,000,000            0            0            0
  35        948,363          44,520      44,520    1,000,000            0            0            0
  40              0               0           0            0            0            0            0
  45              0               0           0            0            0            0            0
  50              0               0           0            0            0            0            0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.89% on the current basis and -1.74% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55       RATE OF RETURN(1): (Current) 12% (10.11% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed) 12%  (9.86% net)
$1,000,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(2):           $10,000



           PREMIUMS              ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ---------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION      CASH         DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)      VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ------------ ------------ -------------- ---------- -----------
   1          10,500           7,417            0     1,007,417        7,397           0    1,007,397
   2          21,525          16,642        7,282     1,016,642       16,580       7,220    1,016,580
   3          33,101          27,831       18,471     1,027,831       27,698      18,338    1,027,698
   4          45,256          39,965       30,605     1,039,965       39,727      30,367    1,039,727
   5          58,019          53,104       43,744     1,053,104       52,720      43,360    1,052,720
   6          71,420          67,307       59,817     1,067,307       66,732      59,242    1,066,732
   7          85,491          82,637       77,017     1,082,637       81,815      76,195    1,081,815
   8         100,266          99,342       95,602     1,099,342       98,027      94,287    1,098,027
   9         115,779         117,741      115,871     1,117,741      115,423     113,553    1,115,423
  10         132,068         137,989      137,989     1,137,989      134,052     134,052    1,134,052
  11         149,171         161,570      161,570     1,161,570      154,906     154,906    1,154,906
  12         167,130         187,646      187,646     1,187,646      177,243     177,243    1,177,243
  13         185,986         216,453      216,453     1,216,453      201,095     201,095    1,201,095
  14         205,786         248,335      248,335     1,248,335      226,502     226,502    1,226,502
  15         226,575         283,614      283,614     1,283,614      253,499     253,499    1,253,499
  16         248,404         322,615      322,615     1,322,615      282,069     282,069    1,282,069
  17         271,324         365,701      365,701     1,365,701      312,177     312,177    1,312,177
  18         295,390         413,275      413,275     1,413,275      343,775     343,775    1,343,775
  19         320,660         465,769      465,769     1,465,769      376,803     376,803    1,376,803
  20         347,193         523,638      523,638     1,523,638      411,154     411,154    1,411,154
  25         501,135         912,325      912,325     1,912,325      593,471     593,471    1,593,471
  30         697,608       1,521,291    1,521,291     2,521,291      740,375     740,375    1,740,375
  35         948,363       2,448,647    2,448,647     3,448,647      720,263     720,263    1,720,263
  40       1,268,398       3,844,410    3,844,410     4,844,410      274,363     274,363    1,274,363
  45       1,676,852       5,975,895    5,975,895     6,975,895            0           0            0
  50       2,198,154       9,328,795    9,328,795    10,328,795            0           0            0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.71% on the current basis and 10.26% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55       RATE OF RETURN(1): (Current)   6% (4.11% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)   6% (3.86% net)
$1,000,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(2):           $10,000


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          10,500          6,936           0    1,006,936         6,916           0    1,006,916
   2          21,525         15,183       5,823    1,015,183        15,123       5,763    1,015,123
   3          33,101         24,768      15,408    1,024,768        24,646      15,286    1,024,646
   4          45,256         34,567      25,207    1,034,567        34,356      24,996    1,034,356
   5          58,019         44,554      35,194    1,044,554        44,226      34,866    1,044,226
   6          71,420         54,696      47,206    1,054,696        54,222      46,732    1,054,222
   7          85,491         64,954      59,334    1,064,954        64,304      58,684    1,064,304
   8         100,266         75,464      71,724    1,075,464        74,427      70,687    1,074,427
   9         115,779         86,412      84,542    1,086,412        84,538      82,668    1,084,538
  10         132,068         97,798      97,798    1,097,798        94,573      94,573    1,094,573
  11         149,171        110,685     110,685    1,110,685       105,230     105,230    1,105,230
  12         167,130        124,149     124,149    1,124,149       115,704     115,704    1,115,704
  13         185,986        138,187     138,187    1,138,187       125,870     125,870    1,125,870
  14         205,786        152,794     152,794    1,152,794       135,568     135,568    1,135,568
  15         226,575        167,972     167,972    1,167,972       144,615     144,615    1,144,615
  16         248,404        183,703     183,703    1,183,703       152,803     152,803    1,152,803
  17         271,324        199,965     199,965    1,199,965       159,900     159,900    1,159,900
  18         295,390        216,769     216,769    1,216,769       165,653     165,653    1,165,653
  19         320,660        234,100     234,100    1,234,100       169,796     169,796    1,169,796
  20         347,193        251,899     251,899    1,251,899       172,007     172,007    1,172,007
  25         501,135        344,660     344,660    1,344,660       137,581     137,581    1,137,581
  30         697,608        421,936     421,936    1,421,936             0           0            0
  35         948,363        432,644     432,644    1,432,644             0           0            0
  40       1,268,398        297,937     297,937    1,297,937             0           0            0
  45               0              0           0            0             0           0            0
  50               0              0           0            0             0           0            0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.71% on the current basis and 4.26% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE NON-SMOKER ISSUE AGE 55       RATE OF RETURN(1): (Current)  0% (-1.89% net)
FEMALE NON-SMOKER ISSUE AGE 50                     (Guaranteed)  0% (-2.14% net)
$1,000,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(2):           $10,000


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1         10,500           6,456           0    1,006,456        6,436            0    1,006,436
   2         21,525          13,784       4,424    1,013,784       13,727        4,367    1,013,727
   3         33,101          21,941      12,581    1,021,941       21,828       12,468    1,021,828
   4         45,256          29,769      20,409    1,029,769       29,581       20,221    1,029,581
   5         58,019          37,241      27,881    1,037,241       36,961       27,601    1,036,961
   6         71,420          44,324      36,834    1,044,324       43,935       36,445    1,043,935
   7         85,491          50,983      45,363    1,050,983       50,470       44,850    1,050,470
   8        100,266          57,351      53,611    1,057,351       56,528       52,788    1,056,528
   9        115,779          63,605      61,735    1,063,605       62,067       60,197    1,062,067
  10        132,068          69,729      69,729    1,069,729       67,035       67,035    1,067,035
  11        149,171          76,589      76,589    1,076,589       72,027       72,027    1,072,027
  12        167,130          83,331      83,331    1,083,331       76,315       76,315    1,076,315
  13        185,986          89,929      89,929    1,089,929       79,798       79,798    1,079,798
  14        205,786          96,352      96,352    1,096,352       82,348       82,348    1,082,348
  15        226,575         102,579     102,579    1,102,579       83,822       83,822    1,083,822
  16        248,404         108,569     108,569    1,108,569       84,065       84,065    1,084,065
  17        271,324         114,278     114,278    1,114,278       82,909       82,909    1,082,909
  18        295,390         119,665     119,665    1,119,665       80,179       80,179    1,080,179
  19        320,660         124,676     124,676    1,124,676       75,699       75,699    1,075,699
  20        347,193         129,233     129,233    1,129,233       69,254       69,254    1,069,254
  25        501,135         141,646     141,646    1,141,646            0            0            0
  30        697,608         117,285     117,285    1,117,285            0            0            0
  35              0          17,934      17,934    1,017,934            0            0            0
  40              0               0           0            0            0            0            0
  45              0               0           0            0            0            0            0
  50              0               0           0            0            0            0            0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.89% on the current basis and -1.74% on the guaranteed basis.
(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

         Jefferson Pilot Financial Insurance Company and Subsidiaries
                   Audited Consolidated Financial Statements
As of December 31, 2000 and 1999 and for the three years ended December 31,
                                     2000

Contents



Report of Independent Auditors ...........................   F-1
Consolidated Balance Sheets ..............................   F-2
Consolidated Statements of Income ........................   F-4
Consolidated Statements of Stockholder's Equity ..........   F-5
Consolidated Statements of Cash Flows ....................   F-6
Notes to Consolidated Financial Statements ...............   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.



                                                [Signature of Ernst & Young LLP]


February 5, 2001

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                          Consolidated Balance Sheets


                   (In Thousands, except for Share Amounts)



                                                                                    December 31,
                                                                            -----------------------------
                                                                                 2000            1999
                                                                            -------------   -------------
Assets
Invested assets:
 Debt securities available-for-sale, at fair value (amortized cost
  2000-$7,907,877 and 1999-$8,102,384) ..................................    $ 7,895,890     $ 7,827,493
 Debt securities held-to-maturity, at amortized cost (fair value
  2000-$1,546,741 and 1999-$1,762,890) ..................................      1,538,991       1,798,897
 Equity securities available-for-sale, at fair value (cost 2000-$17,163
  and 1999-$58,615) .....................................................         21,168          55,023
 Policy loans ...........................................................        674,936         654,431
 Mortgage loans on real estate ..........................................      1,168,188       1,120,310
 Real estate ............................................................         38,251          41,724
 Other investments ......................................................         11,900          18,749
                                                                             -----------     -----------
Total investments .......................................................     11,349,324      11,516,627
Cash and cash equivalents ...............................................          4,244         156,672
Accrued investment income ...............................................        160,080         169,244
Due from reinsurers .....................................................      1,341,758       1,473,925
Deferred policy acquisition costs .......................................        469,637         329,513
Value of business acquired ..............................................        739,575         949,095
Cost in excess of net assets acquired, net of accumulated amortization
 (2000-$29,369; 1999-$12,132) ...........................................        279,017         266,680
Property and equipment, net of accumulated depreciation (2000-$54,373;
 1999-$53,368) ..........................................................         32,928          34,951
Deferred federal income taxes ...........................................             --         123,917
Assets held in separate accounts ........................................      1,603,235       1,483,931
Other assets ............................................................        165,020          91,581
                                                                             -----------     -----------
                                                                             $16,144,818     $16,596,136
                                                                             ===========     ===========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                          Consolidated Balance Sheets


                   (In Thousands, except for Share Amounts)



                                                                             December 31,
                                                                    -------------------------------
                                                                         2000             1999
                                                                    --------------   --------------
Liabilities
Policy liabilities:
 Policyholder contract deposits .................................    $10,287,312      $10,781,694
 Future policy benefits .........................................      1,289,323        1,212,866
 Policy and contract claims .....................................        130,862          173,612
 Premiums paid in advance .......................................          4,606            2,148
 Other policyholders' funds .....................................        203,007          243,502
                                                                     -----------      -----------
Total policy liabilities ........................................     11,915,110       12,413,822
Deferred federal income taxes ...................................            102               --
Payable to affiliates ...........................................        120,570           88,946
Liabilities related to separate accounts ........................      1,603,235        1,483,931
Securities sold under repurchase agreements .....................        172,778          302,358
Accrued expenses and other liabilities ..........................        205,415          255,990
                                                                     -----------      -----------
                                                                      14,017,210       14,545,047
Commitments and contingencies
Stockholder's equity
 Common stock, par value $5 per share, 600,000 shares authorized,
  issued and outstanding ........................................          3,000            3,000
 Paid in capital ................................................      1,714,226        1,714,338
 Retained earnings ..............................................        413,289          434,964
 Accumulated other comprehensive income--net unrealized
  (losses) gains on securities ..................................         (2,907)        (101,213)
                                                                     -----------      -----------
                                                                       2,127,608        2,051,089
                                                                     -----------      -----------
                                                                     $16,144,818      $16,596,136
                                                                     ===========      ===========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                       Consolidated Statements of Income


                                (In Thousands)



                                                                                           December 31,
                                                                           ---------------------------------------------
                                                                                2000            1999            1998
                                                                           -------------   -------------   -------------
Revenues
Premiums and policy charges ............................................    $  942,141      $  444,545      $  447,388
Net investment income ..................................................       831,743         726,928         714,504
Realized investment losses .............................................       (12,866)         (4,333)           (355)
Other income ...........................................................         3,933           2,372           3,929
                                                                            ----------      ----------      ----------
Total revenues .........................................................     1,764,951       1,169,512       1,165,466
Benefits and expenses
Policy benefits and claims .............................................     1,046,736         649,388         675,770
Commissions and operating expenses, net of deferrals ...................       108,547          54,170          73,581
Amortization of intangibles ............................................       190,608         118,368         107,174
Taxes, licenses and fees ...............................................        44,775          28,335          27,194
                                                                            ----------      ----------      ----------
Total benefits and expenses ............................................     1,390,666         850,261         883,719
                                                                            ----------      ----------      ----------
Income before federal income tax and preferred stock dividends .........       374,285         319,251         281,747
Federal income tax expense: ............................................
 Current ...............................................................       104,643          69,694          72,868
 Deferred ..............................................................        31,317          45,076          28,048
                                                                            ----------      ----------      ----------
                                                                               135,960         114,770         100,916
                                                                            ----------      ----------      ----------
Net income before preferred stock dividends ............................       238,325         204,481         180,831
Preferred stock dividends ..............................................            --              --           1,128
                                                                            ----------      ----------      ----------
Net income .............................................................    $  238,325      $  204,481      $  179,703
                                                                            ==========      ==========      ==========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                Consolidated Statements of Stockholder's Equity


                                (In Thousands)



                                                                                     Accumulated Other
                                                                                   Comprehensive Income--         Total
                                        Common       Paid in        Retained      Net Unrealized (Losses)     Stockholder's
                                         Stock       Capital        Earnings        Gains on Securities          Equity
                                       --------   -------------   ------------   -------------------------   --------------
Balance, December 31, 1997 .........    $3,000     $1,314,888      $  220,780           $   89,552             $1,628,220
Net income .........................        --             --         179,703                   --                179,703
Other comprehensive income .........        --             --              --               16,605                 16,605
                                                                                                               ----------
 Comprehensive income ..............        --             --              --                   --                196,308
Less dividends paid ................        --             --         (70,000)                  --                (70,000)
Purchase price adjustment ..........        --        (26,434)             --                   --                (26,434)
                                        ------     ----------      ----------           ----------             ----------
Balance, December 31, 1998 .........     3,000      1,288,454         330,483              106,157              1,728,094
                                        ======     ==========      ==========           ==========             ==========
Net income .........................        --             --         204,481                   --                204,481
Other comprehensive income .........        --             --              --             (207,370)              (207,370)
                                                                                                               ----------
 Comprehensive income ..............        --             --              --                   --                 (2,889)
Less dividends paid ................        --             --        (100,000)                  --               (100,000)
Acquisition of GLIC ................        --        425,884              --                   --                425,884
                                        ------     ----------      ----------           ----------             ----------
Balance, December 31, 1999 .........     3,000      1,714,338         434,964             (101,213)             2,051,089
                                        ======     ==========      ==========           ==========             ==========
Net income .........................        --             --         238,325                   --                238,325
Other comprehensive income .........        --             --              --               98,306                 98,306
                                                                                                               ----------
 Comprehensive income ..............        --             --              --                   --                336,631
Less dividends paid ................        --             --        (260,000)                  --               (260,000)
Purchase price adjustment ..........        --           (112)             --                   --                   (112)
                                        ------     ----------      ----------           ----------             ----------
Balance, December 31, 2000 .........    $3,000     $1,714,226      $  413,289           $   (2,907)            $2,127,608
                                        ======     ==========      ==========           ==========             ==========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                       Consolidated Statements of Cash Flows


                                (In Thousands)



                                                                                              Year ended December 31,
                                                                                  -----------------------------------------------
                                                                                        2000            1999            1998
                                                                                  --------------- --------------- ---------------
Operating activities
Net income ......................................................................  $    238,325    $    204,481    $    179,703
Adjustments to reconcile net income to net cash provided by operating activities:
 Change in future policy benefits, policy and contract claims and
   premiums paid in advance, net ................................................        30,576           6,635        (103,826)
 Credits to policyholder accounts, net ..........................................        19,747          52,210          79,661
 Policy acquisition costs deferred, net of amortization .........................      (139,312)       (105,561)        (91,387)
 Net amortization of value of business acquired .................................        89,913          60,636          46,237
 Change in accrued investment income ............................................         9,164          (6,250)         (2,902)
 Realized investment losses .....................................................        12,866           4,333             355
 Amortization of investment premium .............................................        11,543          14,498          20,905
 Provision for depreciation .....................................................         2,509           6,417          10,737
 Provision for deferred income tax ..............................................        31,317          45,076          28,048
 Change in receivables and asset accruals .......................................         1,988           5,800         (27,420)
 Change in payables and expense accruals ........................................        57,539          59,476          73,872
 Other operating activities, net ................................................        11,975          (8,272)        (15,411)
                                                                                   ------------    ------------    ------------
Net cash provided by operating activities .......................................       378,150         339,479         198,572
                                                                                   ------------    ------------    ------------
Investing activities
Securities available-for-sale:
  Sales..........................................................................       686,711         690,758         359,298
  Maturities, calls and redemptions..............................................       534,078         691,801         699,144
  Purchases......................................................................      (981,389)     (1,574,808)     (1,261,354)
Securities held-to-maturity:
  Sales..........................................................................        10,992           4,868           8,438
  Maturities, calls and redemptions..............................................       333,655         286,844         295,432
  Purchases......................................................................      (104,001)         (3,640)        (99,752)
Mortgage loans originated .......................................................       (97,590)       (279,375)       (260,915)
Repayments of mortgage loans ....................................................        46,642          40,859          79,556
Policy loans issued, net of repayments ..........................................       (28,495)        (22,168)        (12,004)
Other investing activities, net .................................................        (1,140)          5,896           6,996
                                                                                   ------------    ------------    ------------
Net cash provided by (used in) investing activities .............................       399,463        (158,965)       (185,161)
                                                                                   ------------    ------------    ------------
Financing activities
Deposits credited to policyholders' funds .......................................       838,382         834,017         902,909
Withdrawals from policyholders' funds ...........................................    (1,377,548)       (965,290)       (966,006)
Dividends paid ..................................................................      (260,000)       (100,000)        (70,000)
Proceeds from securities sold under repurchase agreements .......................      (129,580)        151,986         150,593
Other financing activities ......................................................        (1,295)         (4,184)        (53,068)
                                                                                   ------------    ------------    ------------
Net cash used in financing activities ...........................................      (930,041)        (83,471)        (35,572)
                                                                                   ------------    ------------    ------------
Change in cash and cash equivalents .............................................      (152,428)         97,043         (22,161)
Cash of GLIC at date of acquisition .............................................            --          44,966              --
Cash and cash equivalents, beginning of period ..................................       156,672          14,663          36,824
                                                                                   ------------    ------------    ------------
Cash and cash equivalents, end of period ........................................  $      4,244    $    156,672    $     14,663
                                                                                   ============    ============    ============
Interest paid ...................................................................  $     10,412    $     12,744    $     19,408
                                                                                   ============    ============    ============

See notes to consolidated financial statements.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

1. Basis of Presentation

Principles of Consolidation

The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent has been accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of the three companies were affiliated through common ownership by JPCorp. The Company's principal subsidiary is Jefferson Pilot Life America Insurance Company (JPLA). Significant intercompany transactions have been eliminated in consolidation.

Nature of Business

The Company is wholly-owned by JPCorp. The Company and its subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

Acquisitions

JPCorp acquired the Company on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "push down" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. The original cost of the acquisition as of April 30, 1997 was $785 million, including all acquisition costs. Subsequent adjustments to the original purchase price in 1998 resulted in a downward adjustment of the purchase price to $759 million. The amount allocated to value of business acquired and cost in excess of net assets acquired was $460 million and $100 million, respectively.

AHL was acquired by JPCorp on October 1, 1995, and included substantially all of the life insurance and single premium deferred annuity contracts in force as of the acquisition date. Certain blocks of business including structured settlements, lottery business and Corporate Owned Life Insurance (COLI) written prior to the acquisition, as well as certain business written in conjunction with the seller's lending business, were 100% reinsured with affiliates of the seller on a coinsurance basis. The aggregate purchase price was $575 million including all acquisition costs. The value of business acquired resulting from this acquisition amounted to $325 million while cost in excess of net assets acquired came to $50 million.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The acquisition, which was accounted for as a purchase, resulted in $105 million of cost in excess of net assets acquired and $202 million of value of business acquired. The Company finalized its purchase accounting adjustments for this acquisition in 2000 and recorded a $112 thousand decrease in purchase price for the acquisition.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (in thousands):


  Net revenues      $1,665,614
  Net income        $  207,136

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregate loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (28%) and (28%), apartment (19%) and (20%), industrial (25%) and (24%), hotel (10%) and (11%), and office (16%) and (17%) properties at December 31, 2000 and 1999, respectively.

Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 2000 and 1999, 28% and 29% are due from borrowers in South Atlantic states, 24% and 24% are due from borrowers in West South Central states, 10% and 10% are due from borrowers in West North Central states, 11% and 11% are due from borrowers in East North Central states, 11% and 10% are due from borrowers in Pacific states, and 9% and 10% are due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 2000 and 1999 mortgage loans.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies--Continued

Recognition of Revenues, Benefits, Claims and Expenses
Universal Life Products

Universal life products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate accounts are not included in the consolidated statements of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies.

Investment Products

Investment products include variable annuities, fixed premium annuities, flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders.

Recognition of Revenues, Benefits, Claims and Expenses
Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Interest Rate Assumptions

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 2.0% to 9.9% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2.0% to 6.0%.

Credited interest rates for universal life-type products ranged from 4.10% to 6.60% in 2000 and 1999, and ranged from 3.80% to 6.85% in 1998. The average credited interest rates for universal life-type products were 5.41%, 5.28% and 5.96% for 2000, 1999 and 1998. For annuity products, credited interest rates generally ranged from 4.0% to 8.0% in 2000, and 4.0% to 6.0% in 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies--Continued

Recognition of Revenues, Benefits, Claims and Expenses (continued)

Accident and health and disability insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amounts of deferred policy acquisition costs and value of business acquired are also adjusted for the effect of realized gains and losses.

The carrying amounts of deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

2. Summary of Significant Accounting Policies--Continued

Cost in Excess of Net Assets Acquired

The excess of JPCorp's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 25 to 35 years. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors.

Property and Equipment

Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

Federal Income Taxes

For the years 1998 and 1999, JPFIC, AHL, and GLIC filed separate consolidated tax returns with their wholly-owned subsidiaries. The tax return of Jefferson Pilot Financial Insurance Company for 2000, as the surviving corporation, will include the operations of the merged companies.

Deferred income tax assets and liabilities are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Reclassifications

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or stockholder's equity of the prior years.

New Accounting Pronouncement

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". SFAS 133 requires companies to recognize all derivatives on the balance sheet at fair value and establishes special accounting rules for hedging activities. The effect of the hedge accounting rules is to permit a company to offset changes in fair value or cash flows of both the hedged item and hedging instrument in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (in thousands):


                                                                                       December 31, 2000
                                                                 -------------------------------------------------------------
                                                                                     Gross           Gross
                                                                   Amortized      Unrealized      Unrealized          Fair
                                                                      Cost           Gains         (Losses)          Value
                                                                 -------------   ------------   --------------   -------------
Available-for-sale carried at fair value
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $  131,600       $  5,650       $       (6)     $  137,244
Federal agency issued mortgaged-backed securities ............     1,394,723         32,742           (6,068)      1,421,397
Obligations of states and political subdivisions .............        13,968            173             (393)         13,748
Corporate obligations ........................................     5,016,712        101,882         (170,604)      4,947,990
Corporate private-labeled mortgage-backed securities .........     1,338,463         38,248          (13,921)      1,362,790
Redeemable preferred stocks ..................................        12,411            444             (134)         12,721
                                                                  ----------       --------       ----------      ----------
Debt securities available-for-sale ...........................    $7,907,877       $179,139       $ (191,126)     $7,895,890
                                                                  ==========       ========       ==========      ==========
Held-to-maturity carried at amortized cost
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $       --       $     --       $       --      $       --
Obligations of states and political subdivisions .............        11,868             31              (51)         11,848
Corporate obligations ........................................     1,486,123         26,769          (20,348)      1,492,544
Corporate private-labeled mortgage-backed securities .........            --             --               --              --
Affiliate bonds ..............................................        41,000          1,349               --          42,349
                                                                  ----------       --------       ----------      ----------
Debt securities held-to-maturity .............................    $1,538,991       $ 28,149       $  (20,399)     $1,546,741
                                                                  ==========       ========       ==========      ==========


                                                                                       December 31, 1999
                                                                 -------------------------------------------------------------
                                                                                     Gross           Gross
                                                                   Amortized      Unrealized      Unrealized          Fair
                                                                      Cost           Gains         (Losses)          Value
                                                                 -------------   ------------   --------------   -------------
Available-for-sale carried at fair value
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $  156,185        $   439       $     (275)     $  156,349
Federal agency issued mortgaged-backed securities ............     1,561,999          2,666          (36,895)      1,527,770
Obligations of states and political subdivisions .............         7,582             --             (883)          6,699
Corporate obligations ........................................     5,116,508          8,135         (211,387)      4,913,256
Corporate private-labeled mortgage-backed securities .........     1,247,368          6,898          (43,899)      1,210,367
Redeemable preferred stocks ..................................        12,742            381              (71)         13,052
                                                                  ----------        -------       ----------      ----------
Debt securities available-for-sale ...........................    $8,102,384        $18,519       $ (293,410)     $7,827,493
                                                                  ==========        =======       ==========      ==========
Held-to-maturity carried at amortized cost
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ....................................    $    6,616        $    --       $       --      $    6,616
Obligations of states and political subdivisions .............        11,091             --               --          11,091
Corporate obligations ........................................     1,735,122          1,999          (37,650)      1,699,471
Corporate private-labeled mortgage-backed securities .........         2,985             --               --           2,985
Affiliate bonds ..............................................        43,083              3             (359)         42,727
                                                                  ----------        -------       ----------      ----------
Debt securities held-to-maturity .............................    $1,798,897        $ 2,002       $  (38,009)     $1,762,890
                                                                  ==========        =======       ==========      ==========

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

3. Invested Assets--Continued

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $3.1 million, $3.4 million and $3.3 million in 2000, 1999 and 1998, respectively.

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2000 by contractual maturity were as follows (in thousands):



                                                           Available-for-Sale               Held-to-Maturity
                                                      -----------------------------   -----------------------------
                                                        Amortized          Fair         Amortized          Fair
                                                           Cost           Value            Cost           Value
                                                      -------------   -------------   -------------   -------------
Due in one year or less ...........................    $  135,158      $  134,952      $  133,875      $  133,670
Due after one year through five years .............     1,253,880       1,233,371         624,759         620,770
Due after five years through ten years ............     1,657,470       1,628,792         168,368         168,473
Due after ten years ...............................       991,311       1,006,974         139,284         144,844
Amounts not due at a single maturity date .........     3,857,647       3,879,080         472,705         478,984
Redeemable preferred stocks .......................        12,411          12,721              --              --
                                                       ----------      ----------      ----------      ----------
                                                       $7,907,877      $7,895,890      $1,538,991      $1,546,741
                                                       ==========      ==========      ==========      ==========

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income were as follows (in thousands):




                                            Year ended December 31,
                                    ---------------------------------------
                                        2000          1999          1998
                                    -----------   -----------   -----------
Debt securities .................    $731,283      $648,201      $647,093
Equity securities ...............       1,744         2,817         2,710
Policy loans ....................      32,855        27,098        24,598
Mortgage loans ..................      90,413        71,170        53,549
Other ...........................      10,046         7,086        11,316
                                     --------      --------      --------
Gross investment income .........     866,341       756,372       739,266
Investment expenses .............      34,598        29,444        24,762
                                     --------      --------      --------
Net investment income ...........    $831,743      $726,928      $714,504
                                     ========      ========      ========

Realized investment gains and (losses) were as follows (in thousands):




                                                                         Year ended December 31,
                                                                 ----------------------------------------
                                                                     2000           1999          1998
                                                                 ------------   ------------   ----------
Debt securities ..............................................    $  (9,598)      $ (4,932)     $  7,679
Equity securities ............................................       (2,099)           (95)        2,899
Real estate ..................................................           --            157         1,640
Increase in mortgage loan valuation allowance ................       (1,921)          (411)       (9,800)
Amortization of deferred policy acquisition costs and value of
 business acquired ...........................................          136          1,643        (2,365)
Other ........................................................          616           (695)         (408)
                                                                  ---------       --------      --------
                                                                  $ (12,866)      $ (4,333)     $   (355)
                                                                  =========       ========      ========

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

3. Invested Assets--Continued

Information about gross realized gains and losses on available-for-sale securities transactions is as follows (in thousands):




                                                                                 Year ended December 31,
                                                                         ----------------------------------------
                                                                             2000           1999          1998
                                                                         ------------   ------------   ----------
Gross realized:
 Gains ...............................................................    $  11,914      $   6,786      $ 17,299
 Losses ..............................................................      (15,704)       (12,354)       (7,247)
                                                                          ---------      ---------      --------
Net realized (losses) gains on available-for-sale securities .........    $  (3,790)     $  (5,568)     $ 10,052
                                                                          =========      =========      ========

The changes in unrealized gains and (losses) on securities classified as available-for-sale for the Company were as follows (in thousands):




                                                                               Year ended December 31,
                                                                    ---------------------------------------------
                                                                         2000            1999            1998
                                                                    -------------   --------------   ------------
Change in equity securities .....................................    $    4,201       $   (1,902)     $  (1,697)
Change in debt securities .......................................       262,104         (551,516)        44,398
Change in deferred policy acquisition costs and value of business
 acquired adjustments ...........................................      (115,040)         234,387        (17,156)
                                                                     ----------       ----------      ---------
                                                                        151,265         (319,031)        25,545
Deferred income taxes ...........................................       (52,959)         111,661         (8,940)
                                                                     ----------       ----------      ---------
Change in net unrealized gains ..................................    $   98,306       $ (207,370)     $  16,605
                                                                     ==========       ==========      =========

The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. At December 31, 2000, the market value of securities loaned and collateral received amounted to $138 million and $143 million, respectively. At December 31, 1999, the market value of securities loaned and collateral received amounted to $60 million and $63 million, respectively.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2000 and 1999, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $180 million and $318 million, respectively.

At December 31, 2000 and 1999, the recorded investment in mortgage loans that are considered to be impaired was $13.3 million and $0. Delinquent loans outstanding were $0 as of December 31, 2000 and 1999. The related allowance for credit losses on mortgage loans increased from $9.8 million at December 31, 1998 to $10.2 million at December 31, 1999 to $12.1 million at December 31, 2000 through charges to realized losses. The average recorded investment in impaired loans was $6.7 million, $0 and $0 during the years ended December 31, 2000, 1999 and 1998, on which interest income of $1.1 million, $0 and $0 was recognized.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. Total proceeds were $11.0 million, $4.9 million and $8.4 million in 2000, 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

4. Derivatives

Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. The following summarizes open interest rate swaps at December 31 (in thousands):



                                                                             2000            1999
                                                                        -------------   -------------
Received-fixed swaps held as hedges of direct investments:
 Notional amount ....................................................     $ 137,440       $ 137,440
 Average rate received ..............................................          7.28%           7.28%
 Average rate paid ..................................................          6.90%           5.62%
Received-fixed swaps held to modify annuity crediting rates:
 Notional amount ....................................................     $  17,500       $  17,500
 Average rate received ..............................................          6.78%           6.78%
 Average rate paid ..................................................          6.40%           5.33%

Hedging Direct Investments

Interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under swaps is reflected as an adjustment to investment income. For hedges of investments classified as available-for-sale, net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 2000 and 1999.

Modifying Annuity Crediting Rates

Interest rate swaps are used to modify the interest characteristics of certain blocks of annuity contract deposits. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying various short-term LIBOR rates on a net exchange basis. The net amount received or paid under these swaps is reflected as an adjustment to annuity benefits.

Hedging Equity Indexed Annuity Crediting Rates

GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. As of December 31, 2000, the fair value and the carrying value of these options totaled $4 million. As of December 31, 1999, the fair value and the carrying value of these options totaled $5 million, reflecting the mark-to-market adjustment made to GLIC's assets as of the acquisition date.

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

4. Derivatives--Continued

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income were as follows (in thousands):




                                                                                     Year ended December 31,
                                                                             ---------------------------------------
                                                                                 2000          1999          1998
                                                                             -----------   -----------   -----------
Beginning balance ........................................................    $ 329,513     $ 223,337     $ 132,215
Deferral:
 Commissions .............................................................      164,144       104,033        78,759
 Other ...................................................................       48,257        30,801        29,960
                                                                              ---------     ---------     ---------
                                                                                212,401       134,834       108,719
Amortization .............................................................      (73,089)      (29,273)      (17,332)
Adjustment related to realized losses (gains) on debt securities .........          224           615          (265)
Adjustment related to unrealized losses on securities
 available-for-sale ......................................................          588            --            --
                                                                              ---------     ---------     ---------
Ending balance ...........................................................    $ 469,637     $ 329,513     $ 223,337
                                                                              =========     =========     =========

Changes in the value of business acquired were as follows (in thousands):




                                                                                      Year ended December 31,
                                                                             -----------------------------------------
                                                                                  2000           1999          1998
                                                                             -------------   -----------   -----------
Beginning balance ........................................................    $  949,095      $ 568,208     $ 622,438
Deferral of commissions and accretion of interest ........................        17,860         22,142        37,281
Amortization .............................................................      (107,773)       (82,778)      (83,518)
Adjustment related to purchase accounting adjustments ....................        (3,891)       206,108        11,263
Adjustment related to realized (gains) losses on debt securities .........           (88)         1,028        (2,100)
Adjustment related to unrealized (gains) losses on securities
 available-for-sale ......................................................      (115,628)       234,387       (17,156)
                                                                              ----------      ---------     ---------
Ending balance ...........................................................    $  739,575      $ 949,095     $ 568,208
                                                                              ==========      =========     =========

Expected approximate amortization percentages of the value of business acquired as of December 31, 2000 over the next five years are as follows:


  Year ending December 31:
   2001 ..................     10.6%
   2002 ..................      9.4%
   2003 ..................      8.2%
   2004 ..................      6.9%
   2005 ..................      5.7%

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

6. Federal Income Taxes

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (in thousands):




                                                                                     December 31,
                                                                             -----------------------------
                                                                                  2000            1999
                                                                             -------------   -------------
Deferred income tax assets:
 Difference in policy liabilities ........................................    $  202,331      $  253,904
 Net unrealized losses on securities .....................................         1,267          54,699
 Obligation for postretirement benefits ..................................           760             650
 Deferred compensation ...................................................        22,114          20,577
 Depreciation differences ................................................           736              --
 Differences in investment basis .........................................            --           7,754
 Other deferred tax assets ...............................................        30,755          80,677
                                                                              ----------      ----------
Gross deferred tax assets ................................................       257,963         418,261
Deferred income tax liabilities:
 Deferral of policy acquisition costs and value of business acquired .....      (124,494)       (251,052)
 Differences in investment basis .........................................       (27,810)             --
 Depreciation differences ................................................            --          (3,678)
 Other deferred tax liabilities ..........................................      (105,761)        (39,614)
                                                                              ----------      ----------
Gross deferred tax liabilities ...........................................      (258,065)       (294,344)
                                                                              ----------      ----------
Net deferred income tax (liabilities) assets .............................    $     (102)     $  123,917
                                                                              ==========      ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

In 2000, other assets includes $23.0 million for a federal income tax refund owed to the Company. In 1999 accrued expenses and other liabilities included $4.5 million for federal income taxes due.

Federal income taxes paid in 2000, 1999, and 1998 were $126 million, $52 million, and $70 million, respectively.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

7. Accident and Health and Disability Insurance Liabilities Activity

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (in thousands):



                                                  Year ended December 31,
                                          ---------------------------------------
                                              2000          1999          1998
                                          -----------   -----------   -----------
Balance as of January 1 ...............    $ 325,616     $130,643      $120,000
Less reinsurance recoverables .........       94,677       43,578        40,000
                                           ---------     --------      --------
Net balance as of January 1 ...........      230,939       87,065        80,000
                                           ---------     --------      --------
Acquisitions ..........................           --      143,468            --
                                           ---------     --------      --------
Amount incurred:
 Current year .........................      237,307       23,197        23,364
 Prior years ..........................      (11,849)      (5,294)         (460)
                                           ---------     --------      --------
                                             225,458       17,903        22,904
                                           ---------     --------      --------
Less amount paid:
 Current year .........................      139,210        5,394         3,198
 Prior years ..........................       57,842       12,103        12,641
                                           ---------     --------      --------
                                             197,052       17,497        15,839
                                           ---------     --------      --------
Net balance as of December 31 .........      259,345      230,939        87,065
Plus reinsurance recoverables .........      105,935       94,677        43,578
                                           ---------     --------      --------
Balance as of December 31 .............    $ 365,280     $325,616      $130,643
                                           =========     ========      ========

8. Retirement Benefit Plans

Pensions

The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

Defined Contribution Plans

Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

9. Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $24 million as of December 31, 2000.

In the normal course of business, the Company and its subsidiaries are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operations.

10. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $2 million.

The effects of reinsurance in the consolidated statements of income were as follows (in thousands):




                                                              Year ended December 31,
                                                     -----------------------------------------
                                                          2000           1999          1998
                                                     -------------   -----------   -----------
Direct premiums and policy charges ...............    $1,084,871      $561,978      $557,495
Less premiums and policy charges ceded ...........       151,858       118,336       140,998
Plus premiums and policy charges assumed .........         9,128           903        30,891
                                                      ----------      --------      --------
Net premiums and policy charges ..................    $  942,141      $444,545      $447,388
                                                      ==========      ========      ========
Policy benefits and claims ceded .................    $  219,468      $232,886      $263,789
                                                      ==========      ========      ========

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during any period presented.

The Company reinsured 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to the AHL acquisition by JPCorp in 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the Company is compensated by the reinsurers for administrative services related to the reinsured business. The amounts due from reinsurers in the consolidated balance sheets include $948 million and $1,057 million due from the Household affiliates at December 31, 2000 and 1999.

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

10. Reinsurance--Continued

and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. The Company has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 2000 and 1999, the Company had a reinsurance recoverable of $84 million and $87 million, respectively, from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $172 million and $191 million of securities and short-term investments as of December 31, 2000 and 1999, respectively, 50% of which is included in investments in the accompanying consolidated balance sheets.

11. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2000 and 1999 was $816 million and $874 million. Reported statutory net income (including GLIC for 2000 only) for the years ended December 31, 2000, 1999, and 1998 was $210 million, $196 million, and $191 million, respectively.

Prior to the acquisition of GLIC by JPCorp, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including the revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. At December 31, 2000, the assets and liabilities relating to these participating policies amounted to $341 million and $372 million. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. These restrictions apply to both the Company and its principal subsidiary, JPLA. The Company could pay approximately $129.8 million of dividends to JPCorp in 2001 without regula-

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

11. Statutory Financial Information--Continued

tory approval. Approximately $16.7 million of dividends could be paid to the Company by JPLA in 2001 without regulatory approval.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2000, the Company had adjusted capital and surplus that exceeded authorized control level RBC.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. Nebraska has adopted the provisions of the revised manual with certain exceptions. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company expects implementation to have an immaterial impact on its statutory surplus.

12. Transactions with Affiliated Companies

The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $154.0 million, $75.7 million, and $83.3 million in 2000, 1999, and 1998, for general management and investment services provided by Jefferson-Pilot Life Insurance Company (JP Life), another wholly-owned subsidiary of JPCorp, of which $11.9 million and $55.9 million remained payable as of December 31, 2000 and 1999, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

During 1999, an affiliate, JP Life, paid the Company $100 million in premiums for a life insurance policy on certain employees of JP Life. At December 31, 2000, the reserve carried by the Company for this policy totaled approximately $108 million.


The Company issued a $50 million surplus note on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The note calls for the Company to pay interest semiannually on March 31 and September 30. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.


13. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of financial instruments are as follows:

<  Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.
<  Fair values of equity securities are based on quoted market prices.

          Jefferson Pilot Financial Insurance Company and Subsidiaries
                               December 31, 2000

13. Fair Values of Financial Instruments--Continued

<  The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.
<  Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.

<  Fair values of separate account assets and liabilities are reflected in the consolidated balance sheets.
<  Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.
<  Fair values of securities sold under repurchase agreements approximate carrying values, which include accrued interest.

The carrying value and fair value of financial instruments were as follows (in thousands):



                                                                           Year ended December 31,
                                                        -------------------------------------------------------------
                                                                    2000                            1999
                                                        -----------------------------   -----------------------------
                                                           Carrying          Fair          Carrying          Fair
                                                            Value           Value           Value           Value
                                                        -------------   -------------   -------------   -------------
Financial Assets
Debt securities available-for-sale ..................    $7,892,208      $7,892,208      $7,827,862      $7,827,862
Interest rate swaps available-for-sale ..............         3,682           3,682            (369)           (369)
Debt securities held-to-maturity ....................     1,538,991       1,546,236       1,798,897       1,763,127
Interest rate swaps held-to-maturity ................            --             505              --            (237)
Equity securities available-for-sale ................        21,168          21,168          55,023          55,023
Cash and cash equivalents ...........................         4,244           4,244         156,672         156,672
Policy loans ........................................       674,936         738,534         654,431         714,121
Mortgage loans on real estate .......................     1,168,188       1,208,406       1,120,310       1,064,177
Financial Liabilities
Annuity contracts in accumulation phase .............     2,683,346       2,631,987       2,969,170       2,904,528
Securities sold under repurchase agreements .........       172,778         172,778         302,358         302,358

14. Other Comprehensive Income

Comprehensive income and its components are displayed in the accompanying statements of stockholder's equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale (in thousands):




                                                                               Year ended December 31,
                                                                      ------------------------------------------
                                                                          2000           1999            1998
                                                                      -----------   --------------   -----------
Unrealized holding gains (losses) arising during period,
 before taxes .....................................................    $ 147,475      $ (324,598)     $  35,598
Income taxes ......................................................      (51,632)        113,609        (12,459)
                                                                       ---------      ----------      ---------
Unrealized holding gains (losses) arising during period,
 net of taxes .....................................................       95,843        (210,989)        23,139
Less reclassification adjustment:
 (Losses) gains realized in net income, before taxes ..............       (3,790)         (5,568)        10,052
 Income taxes .....................................................        1,327           1,949         (3,518)
                                                                       ---------      ----------      ---------
 Reclassification adjustment for (losses) gains realized
  in net income ...................................................       (2,463)         (3,619)         6,534
                                                                       ---------      ----------      ---------
Other comprehensive income--net unrealized gains (losses) .........    $  98,306      $ (207,370)     $  16,605
                                                                       =========      ==========      =========

                        REPORT OF INDEPENDENT AUDITORS


Contractholders of the JPF Separate Account C
The Board of Directors, Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account C as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the JPF Separate Account C at December 31, 2000, and the results of its operations and the changes in its net assets for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                                [Signature of Ernst & Young LLP]


Boston, Massachusetts
March 23, 2001

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT C
                               December 31, 2000



                                              JPVF           JPVF          JPVF
                                         International      World         Global
                                             Equity         Growth     Hard Assets
                                            Division       Division      Division
                                        --------------- ------------- -------------
ASSETS
Investments at cost ...................   $ 1,259,354     $ 610,902      $30,039
                                          ===========     =========      =======
Investments at market value ...........   $ 1,054,985     $ 622,279      $32,669
Net premiums receivable (payable) .....         2,801           655            (4)
                                          -----------     ---------      ---------
    TOTAL NET ASSETS ..................   $ 1,057,786     $ 622,934      $32,665
                                          ===========     =========      ========
UNITS OUTSTANDING .....................       105,586        48,686       3,083
NET ASSET VALUE PER UNIT ..............   $    10.020     $  12.796     $ 10.596



                                              JPVF            JPVF           JPVF
                                            Emerging        Capital         Small           JPVF
                                             Growth          Growth        Company         Growth
                                            Division        Division       Division       Division
                                        --------------- --------------- ------------- ---------------
ASSETS
Investments at cost ...................   $ 3,926,994     $ 7,714,269     $ 674,020     $ 3,670,946
                                          ===========     ===========     =========     ===========
Investments at market value ...........   $ 3,386,573     $ 6,870,918     $ 648,211     $ 3,441,460
Net premiums receivable (payable) .....         2,470          42,613         7,148          23,027
                                          -----------     -----------     ---------     -----------
    TOTAL NET ASSETS ..................   $ 3,389,043     $ 6,913,531     $ 655,359     $ 3,464,487
                                          ===========     ===========     =========     ===========
UNITS OUTSTANDING .....................       251,956         599,389        65,195         209,462
NET ASSET VALUE PER UNIT ..............   $    13.452     $    11.536     $  10.054     $    16.542

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT C
                               December 31, 2000



                                          JPVF
                                        S&P 500           JPVF           JPVF
                                         Index           Value         Balanced
                                        Division        Division       Division
                                    --------------- --------------- -------------
ASSETS
Investments at cost ...............   $ 7,718,293     $ 1,480,020     $ 959,813
                                      ===========     ===========     =========
Investments at market value .......   $ 7,096,735     $ 1,553,677     $ 939,766
Accrued investment income .........
Net premiums receivable ...........         7,546           2,863           368
                                      -----------     -----------     ---------
    TOTAL NET ASSETS ..............   $ 7,104,281     $ 1,556,540     $ 940,134
                                      ===========     ===========     =========
UNITS OUTSTANDING .................       685,890         145,106        77,764
NET ASSET VALUE PER UNIT ..........   $    10.359     $    10.728     $  12.091



                                                                    Fidelity        Fidelity
                                        JPVF          JPVF            VIP             VIP
                                     High Yield   Money Market   Equity Income       Growth
                                      Division      Division        Division        Division
                                    ------------ -------------- --------------- ---------------
ASSETS
Investments at cost ...............  $ 190,357    $ 2,170,053     $ 1,320,614     $ 4,235,019
                                     =========    ===========     ===========     ===========
Investments at market value .......  $ 158,563    $ 2,212,779     $ 1,388,678     $ 3,768,284
Accrued investment income .........     15,577
Net premiums receivable ...........      2,990          4,850          18,190          44,415
                                     ---------    -----------     -----------     -----------
    TOTAL NET ASSETS ..............  $ 177,130    $ 2,217,629     $ 1,406,868     $ 3,812,699
                                     =========    ===========     ===========     ===========
UNITS OUTSTANDING .................     19,843        206,605         122,414         336,807
NET ASSET VALUE PER UNIT ..........  $   8.928    $    10.735     $    11.494     $    11.321

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES


                            JPF SEPARATE ACCOUNT C
                               December 31, 2000



                                          Fidelity
                                           VIP II          Templeton
                                         Contrafund    International II
                                          Division         Division
                                      --------------- ------------------
ASSETS
Investments at cost .................   $ 3,155,288      $ 1,583,882
                                        ===========      ===========
Investments at market value .........   $ 2,928,756      $ 1,543,321
Net premiums receivable .............         7,932            2,102
                                        -----------      -----------
    TOTAL NET ASSETS ................   $ 2,936,688      $ 1,545,423
                                        ===========      ===========
UNITS OUTSTANDING ...................       268,303          125,585
NET ASSET VALUE PER UNIT ............   $    10.947      $    12.307



                                            MFS             MFS        Oppenheimer    Oppenheimer
                                          Research       Utilities         Bond      Strategic Bond
                                          Division        Division       Division       Division
                                      --------------- --------------- ------------- ---------------
ASSETS
Investments at cost .................   $ 1,278,151     $   978,510     $ 750,822      $ 326,503
                                        ===========     ===========     =========      =========
Investments at market value .........   $ 1,176,299     $ 1,028,552     $ 759,819      $ 324,446
Net premiums receivable .............        39,825          19,376         4,662             37
                                        -----------     -----------     ---------      ---------
    TOTAL NET ASSETS ................   $ 1,216,124     $ 1,047,928     $ 764,481      $ 324,483
                                        ===========     ===========     =========      =========
UNITS OUTSTANDING ...................       106,841          73,405        73,377         31,883
NET ASSET VALUE PER UNIT ............   $    11.384     $    14.278     $  10.420      $  10.179

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT C
                               December 31, 2000



                                             JPM              JPM              JPM              JPM
                                             Bond           Equity        Small Company     Int'l Equity
                                           Division        Division          Division         Division
                                        -------------   --------------   ---------------   -------------
ASSETS
Investments at cost .................    $6,615,279      $12,428,100       $5,829,262       $8,707,925
                                         ==========      ===========       ==========       ==========
Investments at market value .........    $7,065,389      $12,799,718       $6,352,821       $8,652,635
Net premiums payable ................          (502)            (909)            (451)            (615)
                                         ----------      -----------       ----------       ----------
    TOTAL NET ASSETS ................    $7,064,887      $12,798,809       $6,352,370       $8,652,020
                                         ==========      ===========       ==========       ==========
UNITS OUTSTANDING ...................       476,122          494,282          275,299          556,736
NET ASSET VALUE PER UNIT ............    $   14.839      $    25.896       $   23.076       $   15.542

See notes to financial statements.

                            STATEMENTS OF OPERATIONS


                            JPF SEPARATE ACCOUNT C



                                             JPVF                                JPVF
                                     International Equity                    World Growth
                                           Division                            Division
                             ------------------------------------- ---------------------------------
                                                  Period from                         Period from
                                             February 23, 1999(a)                  March 4, 1999(a)
                               Year Ended             to             Year Ended           to
                              December 31,       December 31,       December 31,     December 31,
                                  2000               1999               2000             1999
                             -------------- ---------------------- -------------- ------------------
Investment Income:
  Dividend income ..........   $       --          $     --          $   3,251         $     1
  Distributions of
   realized gains ..........       45,123                --              3,540               3
                               ----------          --------          ---------         -------
                                   45,123                --              6,791               4
Expenses:
  Mortality and expense
   risk charge .............        8,516             1,627              3,450             579
                               ----------          --------          ---------         -------
    Net investment
     income (loss) .........       36,607            (1,627)             3,341            (575)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ..........      (23,267)            2,323              2,838             814
  Net unrealized gain
   (loss) on
   investments .............     (272,468)           68,099             (1,731)         13,108
                               ----------          --------          ---------         -------
  Net gain (loss) on
   investments .............     (295,735)           70,422              1,107          13,922
                               ----------          --------          ---------         -------
    Increase
     (decrease) in
     net assets from
     operations ............   $ (259,128)         $ 68,795          $   4,448         $13,347
                               ==========          ========          =========         =======



                                            JPVF                                JPVF
                                     Global Hard Assets                   Emerging Growth
                                          Division                            Division
                             ---------------------------------- ------------------------------------
                                                Period from                         Period from
                                             March 13, 1999(a)                  February 23, 1999(a)
                               Year Ended            to           Year Ended             to
                              December 31,      December 31,     December 31,       December 31,
                                  2000              1999             2000               1999
                             -------------- ------------------- -------------- ---------------------
Investment Income:
  Dividend income ..........     $  353            $  --          $       --         $     --
  Distributions of
   realized gains ..........         --               --             164,587               --
                                 ------            -----          ----------         --------
                                    353               --             164,587               --
Expenses:
  Mortality and expense
   risk charge .............        133               74              27,292            3,112
                                 ------            -----          ----------         --------
    Net investment
     income (loss) .........        220              (74)            137,295           (3,112)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ..........        215              (19)              4,785            4,123
  Net unrealized gain
   (loss) on
   investments .............      2,079              551            (910,743)         370,322
                                 ------            -----          ----------         --------
  Net gain (loss) on
   investments .............      2,294              532            (905,958)         374,445
                                 ------            -----          ----------         --------
    Increase
     (decrease) in
     net assets from
     operations ............     $2,514            $ 458          $ (768,663)        $371,333
                                 ======            =====          ==========         ========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS


                            JPF SEPARATE ACCOUNT C



                                             JPVF                                   JPVF
                                        Capital Growth                          Small Company
                                           Division                               Division
                            --------------------------------------- -------------------------------------
                                                   Period from                           Period from
                                              February 23, 1999(a)                  February 23, 1999(a)
                               Year Ended              to             Year Ended             to
                              December 31,        December 31,       December 31,       December 31,
                                  2000                1999               2000               1999
                            ---------------- ---------------------- -------------- ----------------------
Investment Income:
  Dividend income .........   $         --          $     --          $      --           $    13
  Distributions of
   realized gains .........        222,570             5,714                 --               248
                              ------------          --------          ---------           -------
                                   222,570             5,714                 --               261
Expenses:
  Mortality and expense
   risk charge ............         61,476            11,809              4,182               897
                              ------------          --------          ---------           -------
   Net investment
    income (loss) .........        161,094            (6,095)            (4,182)             (636)
Gain (loss) on investments
  Net realized gain (loss)
   on investments .........         25,189             7,916              2,727               343
  Net unrealized gain
   (loss) on
   investments ............     (1,499,855)          656,504            (72,983)           47,174
                              ------------          --------          ---------           -------
  Net gain (loss) on
   investments ............     (1,474,666)          664,420            (70,256)           47,517
                              ------------          --------          ---------           -------
   Increase (decrease)
    in net assets from
    operations ............   $ (1,313,572)         $658,325          $ (74,438)          $46,881
                              ============          ========          =========           =======



                                          JPVF                      JPVF
                                         Growth                S&P 500 Index
                                        Division                  Division
                            --------------------------------- ---------------
                                               Period from      Period from
                                            March 2, 1999(a)   May 1, 2000(a)
                              Year Ended           to                to
                             December 31,     December 31,      December 31,
                                 2000             1999              2000
                            -------------- ------------------ ---------------
Investment Income:
  Dividend income .........  $        --        $     --        $       --
  Distributions of
   realized gains .........      110,093           1,030                --
                             -----------        --------        ----------
                                 110,093           1,030                --
Expenses:
  Mortality and expense
   risk charge ............       25,195           3,354            45,851
                             -----------        --------        ----------
   Net investment
    income (loss) .........       84,898          (2,324)          (45,851)
Gain (loss) on investments
  Net realized gain (loss)
   on investments .........       57,129           3,738           (33,238)
  Net unrealized gain
   (loss) on
   investments ............     (596,551)        367,065          (621,558)
                             -----------        --------        ----------
  Net gain (loss) on
   investments ............     (539,422)        370,803          (654,796)
                             -----------        --------        ----------
   Increase (decrease)
    in net assets from
    operations ............     (454,524)       $368,479        $ (700,647)
                             ===========        ========        ==========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS


                            JPF SEPARATE ACCOUNT C



                                              JPVF                               JPVF
                                             Value                             Balanced
                                            Division                           Division
                               ---------------------------------- ----------------------------------
                                                  Period from
                                               April 19, 1999(a)                     Period from
                                 Year Ended            to           Year Ended     March 1, 1999(a)
                                December 31,      December 31,     December 31,           to
                                    2000              1999             2000       December 31, 1999
                               -------------- ------------------- -------------- -------------------
Investment Income:
  Dividend income ............   $   4,782         $     --         $  10,823         $     --
  Distributions of
   realized gains ............      59,586               --            28,629               33
                                 ---------         --------         ---------         --------
                                    64,368               --            39,452               33
Expenses:
  Mortality and expense
   risk charge ...............       9,661            1,233             6,524            1,146
                                 ---------         --------         ---------         --------
    Net investment
     income (loss ............      54,707           (1,233)           32,928           (1,113)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ............      (4,876)            (778)            2,549              573
  Net unrealized gain
   (loss) on
   investments ...............      79,742           (6,085)          (63,067)          43,020
                                 ---------         --------         ---------         --------
  Net gain (loss) on
   investments ...............      74,866           (6,863)          (60,518)          43,593
                                 ---------         --------         ---------         --------
    Increase
     (decrease) in
     net assets from
     operations ..............     129,573         $ (8,096)        $ (27,590)        $ 42,480
                                 =========         ========         =========         ========



                                              JPVF                             JPVF
                                           High Yield                      Money Market
                                            Division                         Division
                               ---------------------------------- ------------------------------
                                                  Period from                      Period from
                                               April 21, 1999(a)                  May 4, 1999(a)
                                 Year Ended            to           Year Ended          to
                                December 31,      December 31,     December 31,    December 31,
                                    2000              1999             2000            1999
                               -------------- ------------------- -------------- ---------------
Investment Income:
  Dividend income ............   $  15,577         $   7,424          $66,394       $     --
  Distributions of
   realized gains ............          --                --               --             --
                                 ---------         ---------          -------       --------
                                    15,577             7,424           66,394             --
Expenses:
  Mortality and expense
   risk charge ...............       1,960               348           19,502          7,959
                                 ---------         ---------          -------       --------
    Net investment
     income (loss ............      13,617             7,076           46,892         (7,959)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ............      (3,128)              (77)          26,793         12,753
  Net unrealized gain
   (loss) on
   investments ...............     (25,664)           (6,130)          19,572         23,154
                                 ---------         ---------          -------       --------
  Net gain (loss) on
   investments ...............     (28,792)           (6,207)          46,365         35,907
                                 ---------         ---------          -------       --------
    Increase
     (decrease) in
     net assets from
     operations ..............   $ (15,175)        $     869          $93,257       $ 27,948
                                 =========         =========          =======       ========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS


                            JPF SEPARATE ACCOUNT C



                                       Fidelity VIP                        Fidelity VIP
                                       Equity-Income                          Growth
                                         Division                            Division
                             --------------------------------- -------------------------------------
                                                Period from                         Period from
                                             March 1, 1999(a)                  February 23, 1999(a)
                               Year Ended           to           Year Ended             to
                              December 31,     December 31,     December 31,       December 31,
                                  2000             1999             2000               1999
                             -------------- ------------------ -------------- ----------------------
Investment Income:
  Dividend income ..........   $  13,740         $     --        $    2,558          $     --
  Distributions of
   realized gains ..........      51,766               --           254,515                --
                               ---------         --------        ----------          --------
                                  65,506               --           257,073                --
Expenses:
  Mortality and expense
   risk charge .............      11,779            2,419            33,038             6,980
                               ---------         --------        ----------          --------
    Net investment
     income (loss) .........      53,727           (2,419)          224,035            (6,980)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ..........     (11,365)          (2,179)            4,457             7,259
  Net unrealized gain
   (loss) on
   investments .............      71,364           (3,300)         (782,857)          316,122
                               ---------         --------        ----------          --------
  Net gain (loss) on
   investments .............      59,999           (5,479)         (778,400)          323,381
                               ---------         --------        ----------          --------
    Increase
     (decrease) in
     net assets from
     operations ............   $ 113,726         $ (7,898)       $ (554,365)         $316,401
                               =========         ========        ==========          ========



                                        Fidelity VIP II                      Fidelity VIP II
                                          Contrafund                            Index 500
                                           Division                              Division
                             ------------------------------------- ------------------------------------
                                                  Period from                          Period from
                                             February 23, 1999(a)                  February 23, 1999(a)
                               Year Ended             to             Year Ended             to
                              December 31,       December 31,       December 31,       December 31,
                                  2000               1999               2000               1999
                             -------------- ---------------------- -------------- ---------------------
Investment Income:
  Dividend income ..........   $    5,597          $     --          $   41,791         $      --
  Distributions of
   realized gains ..........      203,228                --              18,268                --
                               ----------          --------          ----------         ---------
                                  208,825                --              60,059                --
Expenses:
  Mortality and expense
   risk charge .............       24,440             4,941              13,619            14,033
                               ----------          --------          ----------         ---------
    Net investment
     income (loss) .........      184,385            (4,941)             46,440           (14,033)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ..........       (7,820)              584             215,033            21,006
  Net unrealized gain
   (loss) on
   investments .............     (397,838)          171,306            (300,447)          300,447
                               ----------          --------          ----------         ---------
  Net gain (loss) on
   investments .............     (405,658)          171,890             (85,414)          321,453
                               ----------          --------          ----------         ---------
    Increase
     (decrease) in
     net assets from
     operations ............   $ (221,273)         $166,949          $  (38,974)        $ 307,420
                               ==========          ========          ==========         =========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS


                            JPF SEPARATE ACCOUNT C



                                         Templeton                            MFS
                                International II Securities                Research
                                         Division                          Division
                               ----------------------------- -------------------------------------
                                                                                  Period from
                                                                             February 23, 1999(a)
                                 Year Ended     Year Ended     Year Ended             to
                                December 31,   December 31,   December 31,       December 31,
                                    2000           2000           2000               1999
                               -------------- -------------- -------------- ----------------------
Investment Income:
  Dividend income ............   $  11,462       $     54      $      233          $    91
  Distributions of
   realized gains ............      77,168            189          39,896              483
                                 ---------       --------      ----------          -------
                                    88,630            243          40,129              574
Expenses:
  Mortality and expense
   risk charge ...............       9,961          1,422           8,240            1,083
                                 ---------       --------      ----------          -------
    Net investment
     income (loss) ...........      78,669         (1,179)         31,889             (509)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ............      (3,950)           885           6,078              827
  Net unrealized gain
   (loss) on
   investments ...............     (94,943)        54,382        (143,345)          41,493
                                 ---------       --------      ----------          -------
  Net gain (loss) on
   investments ...............     (98,893)        55,267        (137,267)          42,320
                                 ---------       --------      ----------          -------
    Increase
     (decrease) in
     net assets from
     operations ..............   $ (20,224)      $ 54,088      $ (105,378)         $41,811
                                 =========       ========      ==========          =======



                                              MFS                          Oppenheimer
                                           Utilities                           Bond
                                           Division                          Division
                               --------------------------------- --------------------------------
                                                  Period from                      Period from
                                               March 2, 1999(a)                  March 2, 1999(a)
                                 Year Ended           to           Year Ended           to
                                December 31,     December 31,     December 31,     December 31,
                                    2000             1999             2000             1999
                               -------------- ------------------ -------------- -----------------
Investment Income:
  Dividend income ............   $    6,334         $   474         $ 26,376         $   44
  Distributions of
   realized gains ............       47,763           2,382               --              4
                                 ----------         -------         --------         ------
                                     54,097           2,856           26,376             48
Expenses:
  Mortality and expense
   risk charge ...............        7,251           1,560            4,977            834
                                 ----------         -------         --------         ------
    Net investment
     income (loss) ...........       46,846           1,296           21,399           (786)
Gain (loss) on investments
  Net realized gain (loss)
   on investments ............        8,454           2,666           (1,899)          (215)
  Net unrealized gain
   (loss) on
   investments ...............      (21,303)         71,345            8,859            138
                                 ----------         -------         --------         ------
  Net gain (loss) on
   investments ...............      (12,849)         74,011            6,960            (77)
                                 ----------         -------         --------         ------
    Increase
     (decrease) in
     net assets from
     operations ..............   $   33,997         $75,307         $ 28,359         $ (863)
                                 ==========         =======         ========         ======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS


                            JPF SEPARATE ACCOUNT C



                                                   Oppenheimer                              JPM
                                                  Strategic Bond                           Bond
                                                     Division                            Division
                                        ---------------------------------- -------------------------------------
                                                                                  Year Ended December 31,
                                                                           -------------------------------------
                                          Year Ended       Period from
                                         December 31,   May 11, 1999(a) to
                                             2000       December 31, 1999      2000         1999         1998
                                        -------------- ------------------- ----------- ------------- -----------
Investment Income:
  Dividend income .....................    $ 10,025          $   --         $434,883    $  157,202    $211,172
  Distributions of realized gains .....           -              --               --        25,715      70,719
                                           --------          ------         --------    ----------    --------
                                             10,025              --          434,883       182,917     281,891
Expenses:
  Mortality and expense risk
   charge .............................       2,050             227           43,404        43,722      41,128
                                           --------          ------         --------    ----------    --------
    Net Investment Income
     (loss) ...........................       7,975            (227)         391,479       139,195     240,763
Gain (loss) on investments
  Net realized gain (loss) on
   investments ........................      (1,081)             42           10,017        39,051      16,946
  Net unrealized gain (loss) on
   investments ........................      (3,401)          1,344          235,017      (292,233)    185,534
                                           --------          ------         --------    ----------    --------
  Net gain (loss) on investments ......      (4,482)          1,386          245,034      (253,182)    202,480
                                           --------          ------         --------    ----------    --------
    Increase (decrease) in net
     assets from operations ...........    $  3,493          $1,159         $636,513    $ (113,987)   $443,243
                                           ========          ======         ========    ==========    ========



                                                           JPM
                                                         Equity
                                                        Division
                                        -----------------------------------------
                                                 Year Ended December 31,
                                        -----------------------------------------
                                              2000          1999         1998
                                        --------------- ------------ ------------
Investment Income:
  Dividend income .....................  $     86,444    $   47,249   $   59,408
  Distributions of realized gains .....       403,828     1,093,257    1,122,918
                                         ------------    ----------   ----------
                                              490,272     1,140,506    1,182,326
Expenses:
  Mortality and expense risk
   charge .............................        91,125        87,610       66,882
                                         ------------    ----------   ----------
    Net Investment Income
     (loss) ...........................       399,147     1,052,896    1,115,444
Gain (loss) on investments
  Net realized gain (loss) on
   investments ........................       152,421        46,986       23,096
  Net unrealized gain (loss) on
   investments ........................    (2,295,331)    1,116,015      975,719
                                         ------------    ----------   ----------
  Net gain (loss) on investments ......    (2,142,910)    1,163,001      998,815
                                         ------------    ----------   ----------
    Increase (decrease) in net
     assets from operations ...........  $ (1,743,763)   $2,215,897   $2,114,259
                                         ============    ==========   ==========

See notes to financial statements.

                            STATEMENTS OF OPERATIONS


                            JPF SEPARATE ACCOUNT C



                                                                          JPM
                                                                     Small Company
                                                                       Division
                                                      -------------------------------------------
                                                                Year Ended December 31,
                                                      -------------------------------------------
                                                            2000          1999          1998
                                                      --------------- ------------ --------------
Investment Income:
  Dividend income ...................................  $      10,171   $    3,488    $    6,349
  Distributions of realized gains ...................        185,725      139,901       183,024
                                                       -------------   ----------    ----------
                                                             195,896      143,389       189,373
Expenses:
  Mortality and expense risk charge .................         45,023       31,439        29,939
                                                       -------------   ----------    ----------
    Net investment income ...........................        150,873      111,950       159,434
Gain (loss) on investments
  Net realized gain (loss) on investments ...........        195,179        7,473       (51,808)
  Net unrealized gain (loss) on investments .........     (1,226,711)   1,914,682      (471,622)
                                                       -------------   ----------    ----------
  Net gain (loss) on investments ....................     (1,031,532)   1,922,155      (523,430)
                                                       -------------   ----------    ----------
    Increase (decrease) in net assets from
     operations .....................................  $    (880,659)  $2,034,105    $ (363,996)
                                                       =============   ==========    ==========



                                                                         JPM
                                                                International Equity
                                                                      Division
                                                      -----------------------------------------
                                                               Year Ended December 31,
                                                      -----------------------------------------
                                                            2000          1999         1998
                                                      --------------- ------------ ------------
Investment Income:
  Dividend income ...................................  $     26,516    $   74,154   $  94,927
  Distributions of realized gains ...................       187,570       282,839     271,211
                                                       ------------    ----------   ---------
                                                            214,086       356,993     366,138
Expenses:
  Mortality and expense risk charge .................        61,567        49,903      43,148
                                                       ------------    ----------   ---------
    Net investment income ...........................       152,519       307,090     322,990
Gain (loss) on investments
  Net realized gain (loss) on investments ...........        14,697        14,424     (34,242)
  Net unrealized gain (loss) on investments .........    (1,860,144)    2,191,122     (53,048)
                                                       ------------    ----------   ---------
  Net gain (loss) on investments ....................    (1,845,447)    2,205,546     (87,290)
                                                       ------------    ----------   ---------
    Increase (decrease) in net assets from
     operations .....................................  $ (1,692,928)   $2,512,636   $ 235,700
                                                       ============    ==========   =========

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT C



                                                     JPVF                                JPVF
                                             International Equity                    World Growth
                                                   Division                            Division
                                     ------------------------------------- ---------------------------------
                                                          Period from                         Period from
                                                     February 23, 1999(a)                  March 4, 1999(a)
                                       Year Ended             to             Year Ended           to
                                      December 31,       December 31,       December 31,     December 31,
                                          2000               1999               2000             1999
                                     -------------- ---------------------- -------------- ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ..........................  $   36,607          $  (1,627)         $   3,341        $    (575)
  Net realized gain (loss)
   on investments ..................     (23,267)             2,323              2,838              814
  Net unrealized gain (loss)
   on investments ..................    (272,468)            68,099             (1,731)          13,108
                                      ----------          ---------          ---------        ---------
Increase (decrease) in net
 assets from operations ............    (259,128)            68,795              4,448           13,347
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ........................     344,735             72,457            146,025           47,437
  Transfers from/to General
   Account and within
   Separate Account, net ...........     701,442            336,169            375,036          116,768
  Transfers of cost of
   insurance .......................    (157,146)           (41,930)           (64,896)         (12,716)
  Transfers on account of
   other terminations ..............      (7,800)               192             (2,529)              14
                                      ----------          ---------          ---------        ---------
Net increase in net assets
 derived from contractholder
 transactions ......................     881,231            366,888            453,636          151,503
                                      ----------          ---------          ---------        ---------
Net increase in net assets .........     622,103            435,683            458,084          164,850
Balance at beginning of
 period ............................     435,683                 --            164,850               --
                                      ----------          ---------          ---------        ---------
Balance at end of period ...........  $1,057,786          $ 435,683          $ 622,934        $ 164,850
                                      ==========          =========          =========        =========



                                                    JPVF                                JPVF
                                             Global Hard Assets                   Emerging Growth
                                                  Division                            Division
                                     ---------------------------------- ------------------------------------
                                                        Period from                         Period from
                                                     March 13, 1999(a)                  February 23, 1999(a)
                                       Year Ended            to           Year Ended             to
                                      December 31,      December 31,     December 31,       December 31,
                                          2000              1999             2000               1999
                                     -------------- ------------------- -------------- ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ..........................    $    220          $   (74)       $  137,295         $   (3,112)
  Net realized gain (loss)
   on investments ..................         215              (19)            4,785              4,123
  Net unrealized gain (loss)
   on investments ..................       2,079              551          (910,743)           370,322
                                        --------          -------        ----------         ----------
Increase (decrease) in net
 assets from operations ............       2,514              458          (768,663)           371,333
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ........................       2,136              242         1,281,311            114,011
  Transfers from/to General
   Account and within
   Separate Account, net ...........       5,614           25,907         2,149,271            712,819
  Transfers of cost of
   insurance .......................      (3,285)            (760)         (398,482)           (70,643)
  Transfers on account of
   other terminations ..............        (161)              --            (2,551)               637
                                        --------          -------        ----------         ----------
Net increase in net assets
 derived from contractholder
 transactions ......................       4,304           25,389         3,029,549            756,824
                                        --------          -------        ----------         ----------
Net increase in net assets .........       6,818           25,847         2,260,886          1,128,157
Balance at beginning of
 period ............................      25,847               --         1,128,157                 --
                                        --------          -------        ----------         ----------
Balance at end of period ...........    $ 32,665          $25,847        $3,389,043         $1,128,157
                                        ========          =======        ==========         ==========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT C



                                                   JPVF                                  JPVF
                                              Capital Growth                         Small Company
                                                 Division                              Division
                                  -------------------------------------- -------------------------------------
                                                        Period from                           Period from
                                                   February 23, 1999(a)                  February 23, 1999(a)
                                     Year Ended             to             Year Ended             to
                                    December 31,       December 31,       December 31,       December 31,
                                        2000               1999               2000               1999
                                  --------------- ---------------------- -------------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) .......................  $     161,094        $   (6,095)        $  (4,182)         $    (636)
  Net realized gain (loss)
   on investments ...............         25,189             7,916             2,727                343
  Net unrealized gain (loss)
   on investments ...............     (1,499,855)          656,504           (72,983)            47,174
                                   -------------        ----------         ---------          ---------
Increase (decrease) in net
 assets from operations .........     (1,313,572)          658,325           (74,438)            46,881
Contractholder transactions--
 Note F:
  Transfers of net
   premiums .....................      2,140,106           771,422           162,555             80,706
  Transfers from/to General
   Account and within
   Separate Account, net ........      3,778,483         2,128,393           354,173            185,092
  Transfers of cost of
   insurance ....................       (976,052)         (272,183)          (77,821)           (19,776)
  Transfers on account of
   other terminations ...........         (2,131)              740            (2,238)               225
                                   -------------        ----------         ---------          ---------
Net increase in net assets
 derived from contractholder
 transactions ...................      4,940,406         2,628,372           436,669            246,247
                                   -------------        ----------         ---------          ---------
Net increase in net assets ......      3,626,834         3,286,697           362,231            293,128
Balance at beginning of
 period .........................      3,286,697                --           293,128                 --
                                   -------------        ----------         ---------          ---------
Balance at end of period ........  $   6,913,531        $3,286,697         $ 655,359          $ 293,128
                                   =============        ==========         =========          =========



                                                                          JPVF
                                                JPVF                    S&P 500
                                               Growth                    Index
                                              Division                  Division
                                  --------------------------------- ---------------
                                                     Period from      Period from
                                                  March 2, 1999(a)   May 1, 2000(a)
                                    Year Ended           to                to
                                   December 31,     December 31,      December 31,
                                       2000             1999              1999
                                  -------------- ------------------ ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) .......................   $   84,898       $   (2,324)      $  (45,851)
  Net realized gain (loss)
   on investments ...............       57,129            3,738          (33,238)
  Net unrealized gain (loss)
   on investments ...............     (596,551)         367,065         (621,558)
                                    ----------       ----------       ----------
Increase (decrease) in net
 assets from operations .........     (454,524)         368,479         (700,647)
Contractholder transactions--
 Note F:
  Transfers of net
   premiums .....................    1,600,318          160,204        1,533,600
  Transfers from/to General
   Account and within
   Separate Account, net ........    1,608,523          597,551        6,937,748
  Transfers of cost of
   insurance ....................     (367,975)         (43,454)        (663,948)
  Transfers on account of
   other terminations ...........       (5,794)           1,159           (2,472)
                                    ----------       ----------       ----------
Net increase in net assets
 derived from contractholder
 transactions ...................    2,835,072          715,460        7,804,928
                                    ----------       ----------       ----------
Net increase in net assets ......    2,380,548        1,083,939        7,104,281
Balance at beginning of
 period .........................    1,083,939               --               --
                                    ----------       ----------       ----------
Balance at end of period ........   $3,464,487       $1,083,939       $7,104,281
                                    ==========       ==========       ==========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT C



                                                      JPVF                              JPVF
                                                     Value                            Balanced
                                                    Division                          Division
                                       ---------------------------------- ---------------------------------
                                                          Period from                        Period from
                                                       April 19, 1999(a)                  March 1, 1999(a)
                                         Year Ended            to           Year Ended           to
                                        December 31,      December 31,     December 31,     December 31,
                                            2000              1999             2000             1999
                                       -------------- ------------------- -------------- ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .......   $   54,707        $  (1,233)      $    32,928       $  (1,113)
  Net realized gain (loss) on
   investments .......................       (4,876)            (778)            2,549             573
  Net unrealized gain (loss) on
   investments .......................       79,742           (6,085)          (63,067)         43,020
                                         ----------        ---------       -----------       ---------
Increase (decrease) in net assets
 from operations .....................      129,573           (8,096)          (27,590)         42,480
Contractholder transactions--Note F:
  Transfers of net premiums ..........      791,269          109,403           216,759          47,357
  Transfers from/to General
   Account and within Separate
   Account, net ......................      469,459          256,971           490,964         324,227
  Transfers of cost of insurance .....     (172,928)         (21,128)         (124,053)        (30,146)
  Transfers on account of other
   terminations ......................        2,271             (254)              (38)            174
                                         ----------        ---------       -----------       ---------
Net increase in net assets derived
 from contractholder transactions.....    1,090,071          344,992           583,632         341,612
                                         ----------        ---------       -----------       ---------
Net increase in net assets ...........    1,219,644          336,896           556,042         384,092
Balance at beginning of period .......      336,896               --           384,092              --
                                         ----------        ---------       -----------       ---------
Balance at end of period .............   $1,556,540        $ 336,896       $   940,134       $ 384,092
                                         ==========        =========       ===========       =========



                                                      JPVF                             JPVF
                                                   High Yield                      Money Market
                                                    Division                         Division
                                       ---------------------------------- ------------------------------
                                                          Period from                      Period from
                                                       April 21, 1999(a)                  May 4, 1999(a)
                                         Year Ended            to           Year Ended          to
                                        December 31,      December 31,     December 31,    December 31,
                                            2000              1999             2000            1999
                                       -------------- ------------------- -------------- ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .......   $  13,617         $  7,076         $   46,892     $   (7,959)
  Net realized gain (loss) on
   investments .......................      (3,128)             (77)            26,793         12,753
  Net unrealized gain (loss) on
   investments .......................     (25,664)          (6,130)            19,572         23,154
                                         ---------         --------         ----------     ----------
Increase (decrease) in net assets
 from operations .....................     (15,175)             869             93,257         27,948
Contractholder transactions--Note F:
  Transfers of net premiums ..........      73,397           21,319          1,014,343        724,751
  Transfers from/to General
   Account and within Separate
   Account, net ......................      43,181           84,200           (146,718)       928,042
  Transfers of cost of insurance .....     (21,803)          (8,410)          (309,044)      (113,854)
  Transfers on account of other
   terminations ......................        (351)             (97)            (1,062)           (34)
                                         ---------         --------         ----------     ----------
Net increase in net assets derived
 from contractholder transactions.....      94,424           97,012            557,519      1,538,905
                                         ---------         --------         ----------     ----------
Net increase in net assets ...........      79,249           97,881            650,776      1,566,853
Balance at beginning of period .......      97,881               --          1,566,853             --
                                         ---------         --------         ----------     ----------
Balance at end of period .............   $ 177,130         $ 97,881         $2,217,629     $1,566,853
                                         =========         ========         ==========     ==========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT C



                                             Fidelity VIP                        Fidelity VIP
                                             Equity-Income                          Growth
                                               Division                            Division
                                   --------------------------------- -------------------------------------
                                                      Period from                         Period from
                                                   March 1, 1999(a)                  February 23, 1999(a)
                                     Year Ended           to           Year Ended             to
                                    December 31,     December 31,     December 31,       December 31,
                                        2000             1999             2000               1999
                                   -------------- ------------------ -------------- ----------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) ........................  $   53,727        $  (2,419)      $  224,035          $   (6,980)
  Net realized gain (loss)
   on investments ................     (11,365)          (2,179)           4,457               7,259
  Net unrealized gain (loss)
   on investments ................      71,364           (3,300)        (782,857)            316,122
                                    ----------        ---------       ----------          ----------
Increase (decrease) in net
 assets from operations ..........     113,726           (7,898)        (554,365)            316,401
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ......................     380,472          237,178          836,835             542,341
  Transfers from/to General
   Account and within
   Separate Account, net .........     513,809          414,677        2,014,868           1,215,840
  Transfers of cost of
   insurance .....................    (203,365)         (42,674)        (456,954)           (100,704)
  Transfers on account of
   other terminations ............       3,305           (2,362)           2,194              (3,757)
                                    ----------        ---------       ----------          ----------
Net increase in net assets
 derived from contractholder
 transactions ....................     694,221          606,819        2,396,943           1,653,720
                                    ----------        ---------       ----------          ----------
Net increase (decrease) in net
 assets ..........................     807,947          598,921        1,842,578           1,970,121
Balance at beginning of
 period ..........................     598,921               --        1,970,121                  --
                                    ----------        ---------       ----------          ----------
Balance at end of period .........  $1,406,868        $ 598,921       $3,812,699          $1,970,121
                                    ==========        =========       ==========          ==========



                                               Fidelity VIP                         Fidelity VIP II
                                                Contrafund                             Index 500
                                                 Division                              Division
                                   ------------------------------------- -------------------------------------
                                                        Period from                           Period from
                                                   February 23, 1999(a)                   February 23, 1999(a)
                                     Year Ended             to              Year Ended             to
                                    December 31,       December 31,        December 31,       December 31,
                                        2000               1999                2000               1999
                                   -------------- ---------------------- --------------- ---------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss) ........................  $  184,385          $   (4,941)      $   46,440           $  (14,033)
  Net realized gain (loss)
   on investments ................      (7,820)                584          215,033               21,006
  Net unrealized gain (loss)
   on investments ................    (397,838)            171,306         (300,447)             300,447
                                    ----------          ----------       ----------           ----------
Increase (decrease) in net
 assets from operations ..........    (221,273)            166,949          (38,974)             307,420
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ......................     820,888             289,540          521,064              917,224
  Transfers from/to General
   Account and within
   Separate Account, net .........   1,250,331           1,056,645       (3,671,504)           2,560,670
  Transfers of cost of
   insurance .....................    (348,359)            (83,639)        (269,871)            (330,207)
  Transfers on account of
   other terminations ............       4,279               1,327            5,695               (1,517)
                                    ----------          ----------       ----------           ----------
Net increase in net assets
 derived from contractholder
 transactions ....................   1,727,139           1,263,873       (3,414,616)           3,146,170
                                    ----------          ----------       ----------           ----------
Net increase (decrease) in net
 assets ..........................   1,505,866           1,430,822       (3,453,590)           3,453,590
Balance at beginning of
 period ..........................   1,430,822                  --        3,453,590                   --
                                    ----------          ----------       ----------           ----------
Balance at end of period .........  $2,936,688          $1,430,822       $       --           $3,453,590
                                    ==========          ==========       ==========           ==========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT C



                                                 Templeton                               MFS
                                        International II Securities                   Research
                                                  Division                            Division
                                     ---------------------------------- -------------------------------------
                                                        Period from                          Period from
                                                     March 11, 1999(a)                  February 23, 1999(a)
                                       Year Ended            to           Year Ended             to
                                      December 31,      December 31,     December 31,       December 31,
                                          2000              1999             2000               1999
                                     -------------- ------------------- -------------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ..........................   $   78,669        $  (1,179)       $   31,889         $    (509)
  Net realized gain (loss)
   on investments ..................       (3,950)             885             6,078               827
  Net unrealized gain (loss)
   on investments ..................      (94,943)          54,382          (143,345)           41,493
                                       ----------        ---------        ----------         ---------
Increase (decrease) in net
 assets from operations ............      (20,224)          54,088          (105,378)           41,811
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ........................      405,095          138,740           541,356            79,397
  Transfers from/to General
   Account and within
   Separate Account, net ...........      812,528          324,453           645,735           172,857
  Transfers of cost of
   insurance .......................     (138,282)         (28,235)         (136,868)          (22,223)
  Transfers on account of
   other terminations ..............       (2,162)            (578)             (786)              223
                                       ----------        ---------        ----------         ---------
Net increase in net assets
 derived from contractholder
 transactions ......................    1,077,179          434,380         1,049,437           230,254
                                       ----------        ---------        ----------         ---------
Net increase in net assets .........    1,056,955          488,468           944,059           272,065
Balance at beginning of
 period ............................      488,468               --           272,065                --
                                       ----------        ---------        ----------         ---------
Balance at end of period ...........   $1,545,423        $ 488,468        $1,216,124         $ 272,065
                                       ==========        =========        ==========         =========



                                                    MFS                          Oppenheimer
                                                 Utilities                           Bond
                                                 Division                          Division
                                     --------------------------------- --------------------------------
                                                        Period from                      Period from
                                                     March 2, 1999(a)                  March 2, 1999(a)
                                       Year Ended           to           Year Ended           to
                                      December 31,     December 31,     December 31,     December 31,
                                          2000             1999             2000             1999
                                     -------------- ------------------ -------------- -----------------
INCREASE IN NET ASSETS
Operations:
  Net investment income
   (loss) ..........................   $   46,846       $   1,296        $  21,399        $    (786)
  Net realized gain (loss)
   on investments ..................        8,454           2,666           (1,899)            (215)
  Net unrealized gain (loss)
   on investments ..................      (21,303)         71,345            8,859              138
                                       ----------       ---------        ---------        ---------
Increase (decrease) in net
 assets from operations ............       33,997          75,307           28,359             (863)
Contractholder transactions--
 Note F:
  Transfers of net
   premiums ........................      240,467         151,701          170,257           31,653
  Transfers from/to General
   Account and within
   Separate Account, net ...........      431,631         278,799          401,436          243,604
  Transfers of cost of
   insurance .......................     (134,241)        (32,666)         (84,129)         (26,326)
  Transfers on account of
   other terminations ..............        3,532            (599)             378              112
                                       ----------       ---------        ---------        ---------
Net increase in net assets
 derived from contractholder
 transactions ......................      541,389         397,235          487,942          249,043
                                       ----------       ---------        ---------        ---------
Net increase in net assets .........      575,386         472,542          516,301          248,180
Balance at beginning of
 period ............................      472,542              --          248,180               --
                                       ----------       ---------        ---------        ---------
Balance at end of period ...........   $1,047,928       $ 472,542        $ 764,481        $ 248,180
                                       ==========       =========        =========        =========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT C



                                                    Oppenheimer                                JPM
                                                   Strategic Bond                             Bond
                                                      Division                              Division
                                         ---------------------------------- -----------------------------------------
                                                                                     Year Ended December 31,
                                                                            -----------------------------------------
                                           Year Ended       Period from
                                          December 31,   May 11, 1999(a) to
                                              2000       December 31, 1999       2000          1999          1998
                                         -------------- ------------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET
 ASSETS
Operations:
  Net investment income (loss) .........   $   7,975         $   (227)       $  391,479    $  139,195    $  240,763
  Net realized gain (loss) on
   investments .........................      (1,081)              42            10,017        39,051        16,946
  Net unrealized gain (loss) on
   investments .........................      (3,401)           1,344           235,017      (292,233)      185,534
                                           ---------         --------        ----------    ----------    ----------
Increase (decrease) in net assets from
 operations ............................       3,493            1,159           636,513      (113,987)      443,243
Contractholder transactions--Note F:
  Transfers of net premiums ............     137,822           18,988            58,802       385,372       237,096
  Transfers from/to General
   Account and within Separate
   Account, net ........................     153,312           45,619           (14,003)     (205,577)      (51,582)
  Transfers of cost of insurance .......     (30,413)          (5,429)         (118,703)     (113,486)     (101,923)
  Transfers on account of other
   terminations ........................         (80)              12               (84)       (4,462)         (190)
                                           ---------         --------        ----------    ----------    ----------
Net increase (decrease) in net assets
 derived from contractholder
 transactions ..........................     260,641           59,190           (73,988)       61,847        83,401
                                           ---------         --------        ----------    ----------    ----------
Net increase (decrease) in net assets ..     264,134           60,349           562,525       (52,140)      526,644
Balance at beginning of period .........      60,349               --         6,502,362     6,554,502     6,027,858
                                           ---------         --------        ----------    ----------    ----------
Balance at end of period ...............   $ 324,483         $ 60,349        $7,064,887    $6,502,362    $6,554,502
                                           =========         ========        ==========    ==========    ==========



                                                               JPM
                                                             Equity
                                                            Division
                                         -----------------------------------------------
                                                     Year Ended December 31,
                                         -----------------------------------------------
                                               2000            1999            1998
                                         --------------- --------------- ---------------
INCREASE (DECREASE) IN NET
 ASSETS
Operations:
  Net investment income (loss) .........  $    399,147     $ 1,052,896     $ 1,115,444
  Net realized gain (loss) on
   investments .........................       152,421          46,986          23,096
  Net unrealized gain (loss) on
   investments .........................    (2,295,331)      1,116,015         975,719
                                          ------------     -----------     -----------
Increase (decrease) in net assets from
 operations ............................    (1,743,763)      2,215,897       2,114,259
Contractholder transactions--Note F:
  Transfers of net premiums ............       178,118         909,227         955,232
  Transfers from/to General
   Account and within Separate
   Account, net ........................    (1,093,489)        598,343         114,046
  Transfers of cost of insurance .......      (132,553)       (112,983)        (85,488)
  Transfers on account of other
   terminations ........................        22,429          (5,234)        (24,822)
                                          ------------     -----------     -----------
Net increase (decrease) in net assets
 derived from contractholder
 transactions ..........................    (1,025,495)      1,389,353         958,968
                                          ------------     -----------     -----------
Net increase (decrease) in net assets ..    (2,769,258)      3,605,250       3,073,227
Balance at beginning of period .........    15,568,067      11,962,817       8,889,590
                                          ------------     -----------     -----------
Balance at end of period ...............  $ 12,798,809     $15,568,067     $11,962,817
                                          ============     ===========     ===========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                            JPF SEPARATE ACCOUNT C



                                                                               JPM
                                                                          Small Company
                                                                            Division
                                                           -------------------------------------------
                                                                     Year Ended December 31,
                                                           -------------------------------------------
                                                                 2000           1999          1998
                                                           --------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ..................................  $     150,873   $  111,950    $  159,434
  Net realized gain (loss) on investments ................        195,179        7,473       (51,808)
  Net unrealized gain (loss) on investments ..............     (1,226,711)   1,914,682      (471,622)
                                                            -------------   ----------    ----------
Increase (decrease) in net assets from operations ........       (880,659)   2,034,105      (363,996)
Contractholder transactions--Note F:
  Transfers of net premiums ..............................         68,987      353,650       457,027
  Transfers from/to General Account and within
   Separate Account, net .................................      1,007,099      (58,134)     (116,427)
  Transfers of cost of insurance .........................        (45,313)     (34,537)      (34,671)
  Transfers on account of other terminations .............       (589,980)       1,011           836
                                                            -------------   ----------    ----------
Net increase in net assets derived from contractholder
 transactions ............................................        440,793      261,990       306,765
                                                            -------------   ----------    ----------
Net increase (decrease) in net assets ....................       (439,866)   2,296,095       (57,231)
Balance at beginning of period ...........................      6,792,236    4,496,141     4,553,372
                                                            -------------   ----------    ----------
Balance at end of period .................................  $   6,352,370   $6,792,236    $4,496,141
                                                            =============   ==========    ==========



                                                                                JPM
                                                                       International Equity
                                                                             Division
                                                           ---------------------------------------------
                                                                      Year Ended December 31,
                                                           ---------------------------------------------
                                                                 2000            1999           1998
                                                           --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ..................................  $     152,519    $   307,090    $  322,990
  Net realized gain (loss) on investments ................         14,697         14,424       (34,242)
  Net unrealized gain (loss) on investments ..............     (1,860,144)     2,191,122       (53,048)
                                                            -------------    -----------    ----------
Increase (decrease) in net assets from operations ........     (1,692,928)     2,512,636       235,700
Contractholder transactions--Note F:
  Transfers of net premiums ..............................         97,411        400,829       375,553
  Transfers from/to General Account and within
   Separate Account, net .................................        122,185        666,881      (190,570)
  Transfers of cost of insurance .........................        (85,948)       (71,594)      (61,094)
  Transfers on account of other terminations .............              4           (754)        2,269
                                                            -------------    -----------    ----------
Net increase in net assets derived from contractholder
 transactions ............................................        133,652        995,362       126,158
                                                            -------------    -----------    ----------
Net increase (decrease) in net assets ....................     (1,559,276)     3,507,998       361,858
Balance at beginning of period ...........................     10,211,296      6,703,298     6,341,440
                                                            -------------    -----------    ----------
Balance at end of period .................................  $   8,652,020    $10,211,296    $6,703,298
                                                            =============    ===========    ==========

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                            JPF SEPARATE ACCOUNT C
                               December 31, 2000

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account C (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2000, the Separate Account is comprised of twenty-four investment divisions, twelve of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., four of which invests in Series Trust II, one of which invests in the Templeton International Fund, three of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer Funds, and two of which invest in certain MFS Funds, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Trust are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Trust are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

Expenses: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble SL and Heritage. A mortality and expense risk charge, payable to JP Financial, is accrued daily which will not exceed 1% and .65% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble SL and Heritage, respectively.

Use of Estimates: The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of JP Financial does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Separate Account, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 2000 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Separate Account owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2000.



                                                       Net Asset Value
                                           Shares         Per Share
                                         ----------   ----------------
JPVF International Equity Portfolio        92,623       $  11.420709
JPVF World Growth Portfolio                24,189          25.752340
JPVF Global Hard Assets Portfolio           3,402           9.602550
JPVF Emerging Growth Portfolio            112,632          30.089480
JPVF Capital Growth Portfolio             212,283          32.567590
JPVF Small Company Portfolio               44,196          14.828460
JPVF Growth Portfolio                     167,502          20.683500
JPVF S&P 500 Index Portfolio              776,880           9.144630
JPVF Value Portfolio                       80,121          19.427380
JPVF Balanced Portfolio                    67,239          13.982050
JPVF High Yield Portfolio                  22,994           7.703380
JPVF Money Market Portfolio               203,101          10.918850
Fidelity VIP Equity Income Portfolio       55,128          25.520000
Fidelity VIP Growth Portfolio              87,347          43.650000
Fidelity VIP II Contrafund Portfolio      123,702          23.740000
Templeton International II                 82,776          18.670000
MFS Research Series Portfolio              58,468          20.800000
MFS Utilities Series Portfolio             44,460          23.570000
Oppenheimer Bond Portfolio                 67,954          11.250000
Oppenheimer Strategic Bond Portfolio       69,186           4.690000
JPM Bond Portfolio                        606,428          11.650000
JPM Equity Portfolio                      858,980          14.900000
JPM Small Company Portfolio               441,750          14.380000
JPM International Equity Portfolio        762,292          11.350000

NOTE F--CONTRACTHOLDER TRANSACTIONS



                                                            For the period(a)
                                    Year Ended             February 23 through
                                 December 31, 2000          December 31, 1999
                             -------------------------   -----------------------
                               Units         Amount        Units        Amount
                             ---------   -------------   ---------   -----------
JPVF International Equity
   Issuance of units          115,519     $1,366,571       43,392     $486,885
   Redemptions of units        42,787        485,340       10,538      119,997
                              -------     ----------      -------     --------
     Net Increase              72,732     $  881,231       32,854     $366,888
                              =======     ==========      =======     ========


                                                            For the period(a)
                                   Year Ended                March 4 through
                                December 31, 2000           December 31, 1999
                            -------------------------   -------------------------
                              Units         Amount        Units         Amount
                            ---------   -------------   ---------   -------------
JPVF World Growth
   Issuance of units          48,187     $  611,972       16,232     $  190,731
   Redemptions of units       12,453        158,336        3,280         39,228
                             -------     ----------      -------     ----------
     Net Increase             35,734     $  453,636       12,952     $  151,503
                             =======     ==========      =======     ==========


                                                            For the period(a)
                                   Year Ended                May 13 through
                                December 31, 2000           December 31, 1999
                            -------------------------   -------------------------
                              Units         Amount        Units         Amount
                            ---------   -------------   ---------   -------------
JPVF Global Hard Assets
   Issuance of units           1,342     $   13,002        2,701     $   26,228
   Redemptions of units          872          8,698           88            839
                             -------     ----------      -------     ----------
     Net Increase                470     $    4,304        2,613     $   25,389
                             =======     ==========      =======     ==========


                                                            For the period(a)
                                   Year Ended              February 23 through
                                December 31, 2000           December 31, 1999
                            -------------------------   -------------------------
                              Units         Amount        Units         Amount
                            ---------   -------------   ---------   -------------
JPVF Emerging Growth
   Issuance of units         237,783     $3,860,917       78,062     $  881,392
   Redemptions of units       52,945        831,368       10,944        124,568
                             -------     ----------      -------     ----------
     Net Increase            184,838     $3,029,549       67,118     $  756,824
                             =======     ==========      =======     ==========


                                                            For the period(a)
                                   Year Ended              February 23 through
                                December 31, 2000           December 31, 1999
                            -------------------------   -------------------------
                              Units         Amount        Units         Amount
                            ---------   -------------   ---------   -------------
JPVF Capital Growth
   Issuance of units        498,307      $6,895,899      291,053     $3,145,012
   Redemptions of units     143,072       1,955,493       46,899        516,640
                            -------      ----------      -------     ----------
     Net Increase           355,235      $4,940,406      244,154     $2,628,372
                            =======      ==========      =======     ==========

(a) Commencement of operations

                                                          For the period(a)
                                   Year Ended            February 23 through
                                December 31, 2000         December 31, 1999
                            -------------------------   ----------------------
                              Units         Amount        Units       Amount
                            ---------   -------------   --------   -----------
JPVF Small Company
   Issuance of units          67,500     $  716,625      26,385     $274,181
   Redemptions of units       26,017        279,956       2,673       27,934
                             -------     ----------      ------     --------
     Net Increase             41,483     $  436,669      23,712     $246,247
                             =======     ==========      ======     ========


                                                          For the period(a)
                                   Year Ended              March 2 through
                                December 31, 2000         December 31, 1999
                            -------------------------   ----------------------
                              Units         Amount        Units       Amount
                            ---------   -------------   --------   -----------
JPVF Growth
   Issuance of units         196,360     $3,780,572      67,372     $789,946
   Redemptions of units       48,075        945,500       6,195       74,486
                             -------     ----------      ------     --------
     Net Increase            148,285     $2,835,072      61,177     $715,460
                             =======     ==========      ======     ========


                                For the period(a)
                                  May 1 through
                                December 31, 2000
                            -------------------------
                              Units         Amount
                            ---------   -------------
JPVF S&P 500 Index
   Redemptions of units     869,071      $9,831,346
   Redemptions of units     183,181       2,026,418
                            -------      ----------
     Net Increase           685,890      $7,804,928
                            =======      ==========


                                                          For the period(a)
                                   Year Ended              April 19 through
                                December 31, 2000         December 31, 1999
                            -------------------------   ----------------------
                              Units         Amount        Units       Amount
                            ---------   -------------   --------   -----------
JPVF Value
   Issuance of units         153,674     $1,517,801      39,200     $396,925
   Redemptions of units       42,541        427,730       5,227       51,933
                             -------     ----------      ------     --------
     Net Increase            111,133     $1,090,071      33,973     $344,992
                             =======     ==========      ======     ========


                                                          For the period(a)
                                   Year Ended              March 1 through
                                December 31, 2000         December 31, 1999
                            -------------------------   ----------------------
                              Units         Amount        Units       Amount
                            ---------   -------------   --------   -----------
JPVF Balanced
   Issuance of units          66,351     $  827,041      34,910     $384,740
   Redemptions of units       19,586        243,409       3,911       43,128
                             -------     ----------      ------     --------
     Net Increase             46,765     $  583,632      30,999     $341,612
                             =======     ==========      ======     ========

(a) Commencement of operations

                                                            For the period(a)
                                   Year Ended               April 21 through
                                December 31, 2000           December 31, 1999
                            -------------------------   -------------------------
                              Units         Amount        Units         Amount
                            ---------   -------------   ---------   -------------
JPVF High Yield Bond
   Issuance of units          18,379     $  173,712       11,839     $  114,809
   Redemptions of units        8,532         79,288        1,843         17,797
                             -------     ----------      -------     ----------
     Net Increase              9,847     $   94,424        9,996     $   97,012
                             =======     ==========      =======     ==========


                                                            For the period(a)
                                   Year Ended               April 21 through
                                December 31, 2000           December 31, 1999
                            -------------------------   -------------------------
                              Units         Amount        Units         Amount
                            ---------   -------------   ---------   -------------
JPVF Money Market
   Issuance of units         576,637     $6,031,081     417,930      $4,211,484
   Redemptions of units      523,085      5,473,562     264,877       2,672,579
                             -------     ----------     -------      ----------
     Net Increase             53,552     $  557,519     153,053      $1,538,905
                             =======     ==========     =======      ==========


                                                              For the period(a)
                                     Year Ended                March 1 through
                                  December 31, 2000           December 31, 1999
                              -------------------------   -------------------------
                                Units         Amount        Units         Amount
                              ---------   -------------   ---------   -------------
Fidelity VIP Equity-Income
   Issuance of units           115,588     $1,213,564       83,761     $  906,940
   Redemptions of units         49,115        519,343       27,820        300,121
                               -------     ----------      -------     ----------
     Net Increase               66,473     $  694,221       55,941     $  606,819
                               =======     ==========      =======     ==========


                                                            For the period(a)
                                   Year Ended              February 23 through
                                December 31, 2000           December 31, 1999
                            -------------------------   -------------------------
                              Units         Amount        Units         Amount
                            ---------   -------------   ---------   -------------
Fidelity VIP Growth
   Issuance of units         268,662     $3,500,651      181,537     $1,965,879
   Redemptions of units       85,243      1,103,708       28,149        312,159
                             -------     ----------      -------     ----------
     Net Increase            183,419     $2,396,943      153,388     $1,653,720
                             =======     ==========      =======     ==========


                                                              For the period(a)
                                     Year Ended               April 21 through
                                  December 31, 2000           December 31, 1999
                              -------------------------   -------------------------
                                Units         Amount        Units         Amount
                              ---------   -------------   ---------   -------------
Fidelity VIP II Contrafund
   Issuance of units           216,256     $2,524,160      140,836     $1,473,147
   Redemptions of units         68,807        797,021       19,982        209,274
                               -------     ----------      -------     ----------
     Net Increase              147,449     $1,727,139      120,854     $1,263,873
                               =======     ==========      =======     ==========

(a) Commencement of operations

                                          For the period                For the period(a)
                                        January 1 through               April 21 through
                                          April 30, 2000                December 31, 1999
                                 --------------------------------   -------------------------
                                     Units            Amount          Units         Amount
                                 -------------   ----------------   ---------   -------------
Fidelity VIP II Index 500
   Issuance of units                (189,649)      $ (2,198,730)     380,299     $4,020,009
   Redemptions of units              109,489          1,215,886       81,161        873,839
                                    --------       ------------      -------     ----------
     Net Increase (decrease)        (299,138)      $ (3,414,616)     299,138     $3,146,170
                                    ========       ============      =======     ==========


                                                                        For the period(a)
                                              Year Ended                 March 2 through
                                           December 31, 2000            December 31, 1999
                                      ---------------------------   -------------------------
                                         Units         Amount         Units         Amount
                                      ----------   --------------   ---------   -------------
Templeton International Securities
   Issuance of units                    109,188     $ 1,346,093       42,112     $  477,580
   Redemptions of units                  21,970         268,914        3,745         43,200
                                       --------     -----------      -------     ----------
     Net Increase                        87,218     $ 1,077,179       38,367     $  434,380
                                       ========     ===========      =======     ==========


                                                              For the period(a)
                                    Year Ended                April 21 through
                                 December 31, 2000            December 31, 1999
                            ---------------------------   -------------------------
                               Units         Amount         Units         Amount
                            ----------   --------------   ---------   -------------
MFS Research Series
   Issuance of units          108,521     $ 1,350,684       28,233     $  289,879
   Redemptions of units        24,197         301,247        5,716         59,625
                             --------     -----------      -------     ----------
     Net Increase              84,324     $ 1,049,437       22,517     $  230,254
                             ========     ===========      =======     ==========


                                                              For the period(a)
                                    Year Ended                 March 2 through
                                 December 31, 2000            December 31, 1999
                            ---------------------------   -------------------------
                               Units         Amount         Units         Amount
                            ----------   --------------   ---------   -------------
MFS Utilities
   Issuance of units           56,943     $   801,047       44,908     $  511,755
   Redemptions of units        18,626         259,658        9,820        114,520
                             --------     -----------      -------     ----------
     Net Increase              38,317     $   541,389       35,088     $  397,235
                             ========     ===========      =======     ==========


                                                              For the period(a)
                                    Year Ended                 March 2 through
                                 December 31, 2000            December 31, 1999
                            ---------------------------   -------------------------
                               Units         Amount         Units         Amount
                            ----------   --------------   ---------   -------------
Oppenheimer Bond
   Issuance of units           70,151     $   707,510       30,616     $  304,650
   Redemptions of units        21,796         219,568        5,594         55,607
                             --------     -----------      -------     ----------
     Net Increase              48,355     $   487,942       25,022     $  249,043
                             ========     ===========      =======     ==========


                                                                For the period(a)
                                      Year Ended                 March 2 through
                                   December 31, 2000            December 31, 1999
                              ---------------------------   -------------------------
                                 Units         Amount         Units         Amount
                              ----------   --------------   ---------   -------------
Oppenheimer Strategic Bond
   Issuance of units             35,559     $   358,427        7,112     $   69,880
   Redemptions of units           9,702          97,786        1,086         10,690
                               --------     -----------      -------     ----------
     Net Increase                25,857     $   260,641        6,026     $   59,190
                               ========     ===========      =======     ==========

(a) Commencement of operations

                                                                   Year Ended December 31,
                                     ------------------------------------------------------------------------------------
                                                  2000                          1999                       1998
                                     ------------------------------   ------------------------   ------------------------
                                        Units           Amount          Units        Amount        Units        Amount
                                     -----------   ----------------   --------   -------------   --------   -------------
JPM Bond Division
   Issuance of units                     5,552       $     75,854      65,610     $  889,597      20,177     $  267,002
   Redemptions of units                 10,700            149,842      61,302        827,750      13,892        183,601
                                        ------       ------------      ------     ----------      ------     ----------
     Net Increase (decrease)            (5,148)      $    (73,988)      4,308     $   61,847       6,285     $   83,401
                                        ======       ============      ======     ==========      ======     ==========
JPM Equity Division
   Issuance of units                     6,858       $    197,858      58,484     $1,602,906      57,919     $1,262,450
   Redemptions of units                 44,329          1,223,353       7,984        213,553      14,721        303,482
                                        ------       ------------      ------     ----------      ------     ----------
     Net Increase (decrease)           (37,471)      $ (1,025,495)     50,500     $1,389,353      43,198     $  958,968
                                       =======       ============      ======     ==========      ======     ==========
JPM Small Company Division
   Issuance of units                    39,155       $  1,108,864      24,186     $  482,201      32,795     $  639,061
   Redemptions of units                 23,209            668,071      11,113        220,211      20,659        332,296
                                       -------       ------------      ------     ----------      ------     ----------
     Net Increase                       15,946       $    440,793      13,073     $  261,990      12,136     $  306,765
                                       =======       ============      ======     ==========      ======     ==========
JPM International Equity Division
   Issuance of units                    13,369       $    237,346      69,916     $1,157,396      31,575     $  434,702
   Redemptions of units                  6,076            103,694      10,178        162,034      23,925        308,544
                                       -------       ------------      ------     ----------      ------     ----------
     Net Increase                        7,293       $    133,652      59,738     $  995,362       7,650     $  126,158
                                       =======       ============      ======     ==========      ======     ==========

(a) Commencement of operations

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Securities and Exchange Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        REPRESENTATIONS REGARDING THE REASONABLENESS OF FEES AND CHARGES

Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Flexible Premium Variable Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

The prospectus consisting of 63 pages

The undertaking to file reports

The Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification

The representation as to fees and charges.

The representation pursuant to Rule 6e-3(T)

The signatures

Written consents of the following persons:



(b) Ernst & Young LLP.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a)(i) Certified Copy of Resolution of the Executive Committee of the Board of Directors of JP Financial Insurance Company of America establishing Chubb Separate Account C. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

     (ii) Certified Copy of Resolution of the Board of Directors of JP Financial Insurance Company of America authorizing the registration of a new policy offered through the Chubb Separate Account C (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, filed on March 13, 1996, File No. 33-01781).

     (b) Not Applicable

     (c)(i) Form of Distribution Agreement among JP Financial Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

     (ii) Specimen Variable Contracts Selling Agreement between Jefferson Pilot Variable Corporation and Selling Broker-Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iii) Schedule of Sales Commissions. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (d) Not Applicable

     (e) Not Applicable

     (i) Specimen last survivor flexible premium variable life insurance policy. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (ii) Forms of Riders. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (f)(i) Amended and Restated Charter, with all amendments, of JP Financial Insurance Company. (Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781).

     (ii) By-Laws of JP Financial Insurance Company. (Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781).

     (g) Not Applicable

     (h)(i) Participation Agreement by and among Oppenheimer Variable Account Funds, Chubb Life Insurance Company of America and Oppenheimer Funds Inc., dated January 8, 1998. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (ii) Participation Agreement among MFS Variable Trust, Chubb Life Insurance Company of America and Massachusetts Financial Services Company dated December 9, 1997. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iii) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors Inc., and Chubb Life Insurance Company of America, The Colonial Life Insurance Company of America dated May 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (i) Not applicable

     (j) Specimen Application. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     2. Opinion of counsel as to securities being registered. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     3. Not Applicable.

     4. No Applicable.

     5. Actuarial opinions and consents of Richard Dielensnyder, FSA, MAAA. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     6. Consent of Independent Auditors.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     8. Form of Reinsurance Agreement. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed May 24, 1994, File No. 33-72830).

     9. Memorandum regarding reliance on Order of the Commission to deduct the DAC Tax Charge (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed on March 13, 1996, File No. 33-01781).

     27. Financial Data Schedule. Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account C, has caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 24th day of April, 2001.


                           JPF Separate Account C
                           (Registrant)

                           Jefferson Pilot Financial Insurance Company
                           (Depositor)

                           By: /s/ Dennis R. Glass
                               ------------------------------------
                               Dennis R. Glass
                           Title: Chief Financial Officer

Attest: /s/ Reggie Adamson
        ------------------------------------
        Reggie Adamson
        Chief Accounting Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, JP Financial Insurance Company of America has caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 20th day of April, 2001.


(Seal)

                              Jefferson Pilot Financial Insurance Company

                              By:      /s/ Dennis R. Glass
                                       -------------------------------
                                       Dennis R. Glass
                              Title:   Chief Financial Officer

Attest:

               /s/ Reggie D. Adamson
               -------------------------------
               Reggie D. Adamson
               Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                         Title


/s/ Robert D Bates
---------------------------
Robert D. Bates                    Director


/s/ Dennis R. Glass
---------------------------
Dennis R. Glass                    Director


/s/ Kenneth C. Mlekush
---------------------------
Kenneth C. Mlekush                 Director


/s/ Hart J. Phillips
---------------------------
Hart J. Phillips                   Director


/s/ David A. Stonecipher
---------------------------
David A. Stonecipher               Director

                                  EXHIBIT INDEX

6. Consent of Independent Auditors
   ...............................